                                                                   Exhibit 10.73

                                PLEDGE AGREEMENT
                            (PHASE IV - IMPROVEMENTS)


                                      AMONG


                             BNP LEASING CORPORATION


                                    ("BNPLC")


                              BNP PARIBAS, AS AGENT


                                    ("AGENT")


                             NETWORK APPLIANCE, INC.


                                     ("NAI")


                                       AND


                        PARTICIPANTS AS DESCRIBED HEREIN



                                 OCTOBER 2, 2000


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                               TABLE OF CONTENTS

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ARTICLE I      DEFINITIONS AND INTERPRETATION......................................................2

        Section 1.1   Capitalized Terms Used But Not Defined in This Agreement.....................2

        Section 1.2   Definitions..................................................................2

               Account.............................................................................2
               Account Office......................................................................2
               Agent...............................................................................2
               BNPLC...............................................................................2
               BNPLC's Corresponding Obligations to Participants...................................2
               Cash Collateral.....................................................................2
               Certificate of Deposit..............................................................2
               Collateral..........................................................................2
               Collateral Imbalance................................................................2
               Collateral Percentage...............................................................3
               Default.............................................................................3
               Deposit Taker.......................................................................3
               Deposit Taker Losses................................................................3
               Deposit Taker's Acknowledgment and Agreement........................................3
               Disqualified Deposit Taker..........................................................3
               Event of Default....................................................................3
               Excluded Deposit Taker Losses.......................................................4
               Initially Qualified Deposit Taker...................................................4
               Lien................................................................................5
               Material Lease Default..............................................................5
               Minimum Collateral Value............................................................5
               NAI.................................................................................6
               NAI's Purchase Agreement Obligations................................................6
               Notice of Security Interest.........................................................6
               Other Liable Party..................................................................6
               Participants........................................................................6
               Participation Agreement.............................................................6
               Percentage..........................................................................6
               Qualified Pledge....................................................................6
               Secured Obligations.................................................................6
               Supplement..........................................................................6
               Transaction Documents...............................................................6
               Transition Account..................................................................6
               UCC.................................................................................6
               Unaffiliated Deposit Taker..........................................................7
               Value...............................................................................7
        Section 1.3   Attachments..................................................................7

        Section 1.4   Amendment of Defined Instruments.............................................7
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                               TABLE OF CONTENTS

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        Section 1.5   References and Titles........................................................7

ARTICLE II     SECURITY INTEREST...................................................................7

        Section 2.1   Pledge and Grant of Security Interest........................................7

        Section 2.2   Return of Collateral After the Secured Obligations are
                      Satisfied in Full............................................................8

ARTICLE III    DESIGNATION OF MINIMUM COLLATERAL  PERCENTAGE AND INITIAL DEPOSIT TAKER.............8

        Section 3.1   Minimum Collateral Percentage................................................8

        Section 3.2   Initial Deposit Taker........................................................8

ARTICLE IV     PROVISIONS CONCERNING DEPOSIT TAKERS................................................8

        Section 4.1   Qualification of Deposit Takers Generally....................................8

        Section 4.2   Additional Requirement Prior to the Base Rent Commencement
                      Date (All Buildings).........................................................9

        Section 4.3   Replacement of Participants Proposed by NAI..................................9

        Section 4.4   Mandatory Substitutions for Unaffiliated Deposit Takers
                      and Disqualified Deposit Takers.............................................10

        Section 4.5   Voluntary Substitution of Deposit Takers....................................10

        Section 4.6   Delivery of Notice of Security Interest by NAI and Agent....................11

        Section 4.7   Constructive Possession of Collateral.......................................11

        Section 4.8   Attempted Setoff by Deposit Takers..........................................11

        Section 4.9   Deposit Taker Losses........................................................12

        Section 4.10  Losses Resulting from Failure of Deposit Taker to Comply with this Agreement.........................................................12

        Section 4.11  Losses Resulting from Failure of an Unaffiliated Deposit
                      Taker to Comply with this Agreement.........................................12

ARTICLE V      DELIVERY AND MAINTENANCE OF CASH COLLATERAL........................................12

        Section 5.1   Delivery of Funds by NAI....................................................12

        Section 5.2   Transition Account..........................................................13

        Section 5.3   Allocation of Cash Collateral Among Deposit Takers..........................13

        Section 5.4   Issuance and Redemption of Certificates of Deposit..........................13

        Section 5.5   Status of the Accounts Under the Reserve Requirement
                      Regulations.................................................................14
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                               TABLE OF CONTENTS

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        Section 5.6   Acknowledgment by NAI that Requirements of this Agreement
                      are Commercially Reasonable.................................................14

ARTICLE VI     WITHDRAWAL OF CASH COLLATERAL......................................................14

        Section 6.1   Withdrawal of Collateral Prior to the Designated Sale Date..................14

        Section 6.2   Withdrawal and Application of Cash Collateral to Reduce or
                      Satisfy the Secured Obligations to the Participants.........................15

        Section 6.3   Withdrawal and Application of Cash Collateral to Reduce or
                      Satisfy the Secured Obligations to BNPLC....................................15

        Section 6.4   Withdrawal of Cash Collateral From Accounts Maintained by
                      Disqualified Deposit Takers.................................................16

ARTICLE VII      REPRESENTATIONS AND COVENANTS OF NAI.............................................16

        Section 7.1   Representations of NAI......................................................16

        Section 7.2   Covenants of NAI............................................................17

ARTICLE VIII  AUTHORIZED ACTION BY AGENT..........................................................18

        Section 8.1   Power of Attorney...........................................................18

ARTICLE IX     DEFAULT AND REMEDIES...............................................................18

        Section 9.1   Remedies....................................................................18

ARTICLE X      OTHER RECOURSE.....................................................................19

        Section 10.1  Recovery Not Limited........................................................19

ARTICLE XI     PROVISIONS CONCERNING AGENT........................................................19

        Section 11.1  Appointment and Authority...................................................20

        Section 11.2  Exculpation, Agent's Reliance, Etc..........................................20

        Section 11.3  Participant's Credit Decisions..............................................20

        Section 11.4  Indemnity...................................................................21

        Section 11.5  Agent's Rights as Participant and Deposit Taker.............................21

        Section 11.6  Investments.................................................................21

        Section 11.7  Benefit of Article XI.......................................................21

        Section 11.8  Resignation.................................................................22

ARTICLE XII    MISCELLANEOUS......................................................................22
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                               TABLE OF CONTENTS

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        Section 12.1  Provisions Incorporated From Other Operative Documents......................22

        Section 12.2  Cumulative Rights, etc......................................................22

        Section 12.3  Survival of Agreements......................................................22

        Section 12.4  Other Liable Party..........................................................22

        Section 12.5  Termination.................................................................23

        Section 12.6  Amendment and Restatement...................................................23
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Attachment 1          Form of Certificate of Deposit

Attachment 2          Supplement to Pledge Agreement (Phase IV - Land)

Attachment 3          Form of Notice of Security Interest

Attachment 4          Alternate Form of Notice of Security Interest (Unaffiliated
                      Deposit Taker)

Attachment 5          Examples of Calculations

Attachment 6          Notice of NAI's Requirement to Withdraw Excess Cash Collateral

Attachment 7          Notice of NAI's Requirement of Direct Payments to Participants

Attachment 8          Notice of NAI's Requirement of Direct Payments to BNPLC

Attachment 9          Notice of NAI's Requirement of a Withdrawal of Cash Collateral
                      from a Disqualified Deposit Taker

Schedule 1            Financial Covenants and Negative Covenants
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                                PLEDGE AGREEMENT
                            (PHASE IV - IMPROVEMENTS)

        This PLEDGE AGREEMENT (PHASE IV - IMPROVEMENTS) (this "AGREEMENT") is made as of October 2, 2000 (the "EFFECTIVE DATE"), by NETWORK APPLIANCE, INC., a California corporation ("NAI"); BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"); BNP PARIBAS ("BNPLC'S PARENT"), as a "PARTICIPANT"; and BNP PARIBAS, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"), is made and dated as of the Effective Date.

                                    RECITALS

        A. NAI and BNPLC are parties to: (i) a Common Definitions and Provisions Agreement (Phase IV - Improvements) dated as of the Effective Date (the "COMMON DEFINITIONS AND PROVISIONS AGREEMENT (PHASE IV - IMPROVEMENTS)"); and (ii) a Purchase Agreement (Phase IV - Improvements) dated as of the Effective Date (the "PURCHASE AGREEMENT"), pursuant to which NAI has agreed to make a "SUPPLEMENTAL PAYMENT" or "ISSUE 97-10 PREPAYMENT" (both as defined in the Common Definitions and Provisions Agreement (Phase IV - Improvements)), in consideration of the rights granted to NAI by the Purchase Agreement.

        B. NAI, BNPLC, and BNPLC's Parent previously executed a Pledge Agreement (Phase IV - Improvements) dated as of December 20, 1999 (the "PRIOR PLEDGE AGREEMENT"), to which The Bank of Nova Scotia, Comerica Bank-California, FBTC Leasing Corp., The Industrial Bank of Japan, KeyBank National Association, and Wells Fargo Bank, N.A. (collectively, the "NON-BNP PARTICIPANTS") were made a party pursuant to various Supplements to Pledge Agreement dated February 22, 2000. Concurrently herewith, the Non-BNP Participants have agreed to terminate and release their interests in the Prior Participation Agreement and all Operative Documents executed in connection therewith. NAI, BNPLC, and BNPLC's Parent have agreed to amend, restate and replace the Prior Pledge Agreement with this Agreement as provided in Section 12.6 below.

        C. Pursuant to a Participation Agreement dated the date hereof (the "PARTICIPATION AGREEMENT"), BNPLC's Parent has agreed with BNPLC to participate in the risks and rewards to BNPLC of the Purchase Agreement and other Operative Documents (as defined in the Common Definitions and Provisions Agreement (Phase IV - Improvements)), and the parties to this Agreement anticipate that other financial institutions may become parties to the Participation Agreement as Participants, agreeing to participate in the risks and rewards to BNPLC of the Purchase Agreement and other Operative Documents.

        D. NAI may from time to time deliver cash collateral for its obligations to BNPLC under the Purchase Agreement and for BNPLC's corresponding obligations to Participants under the Participation Agreement. This Agreement sets forth the terms and conditions governing such cash collateral.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                    ARTICLE I DEFINITIONS AND INTERPRETATION

        Section 1.1 Capitalized Terms Used But Not Defined in This Agreement. All capitalized terms used in this Agreement which are defined in Article I of the Common Definitions and Provisions Agreement (Phase IV - Improvements) and not otherwise defined herein shall have the same meanings herein as set forth in the Common Definitions and Provisions Agreement (Phase IV - Improvements). All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

        Section 1.2 Definitions. When used in this Agreement, the following terms shall have the following respective meanings:

        "ACCOUNT" shall mean any deposit account maintained by a Deposit Taker into which Cash Collateral may be deposited at any time, excluding the Transition Account.

        "ACCOUNT OFFICE" shall mean, with respect to any Account maintained by any Deposit Taker, the office of such Deposit Taker in California or New York at which such Account is maintained as specified in the applicable Deposit Taker's Acknowledgment and Agreement.

        "AGENT" shall have the meaning given to that term in the introductory paragraph hereof.

        "BNPLC" shall have the meaning given to that term in the introductory paragraph hereof.

        "BNPLC's CORRESPONDING OBLIGATIONS TO PARTICIPANTS" shall mean BNPLC's obligations under the Participation Agreement to pay Participants their respective Percentages of (or amounts equal to their respective Percentages of) sums "actually received by BNPLC" (as defined in the Participation Agreement) in satisfaction of NAI's Purchase Agreement Obligations; provided, however, any modification of the Participation Agreement executed after the date hereof without NAI's written consent shall not be considered for purposes of determining BNPLC's Corresponding Obligations to Participants under this Agreement.

        "CASH COLLATERAL" shall mean all money of NAI which NAI has delivered to Agent for deposit with a Deposit Taker pursuant to this Agreement, and (ii) any additional money delivered to Agent as Collateral pursuant to Section 4.9.

        "CERTIFICATE OF DEPOSIT" shall mean a certificate of deposit issued by a Deposit Taker as required by Section 5.4 below to evidence an Account into which Cash Collateral has been deposited pursuant to this Agreement. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as ATTACHMENT 1.

        "COLLATERAL" shall have the meaning given to that term in Section 2.1 hereof.

        "COLLATERAL IMBALANCE" shall mean on any date prior to the Designated Sale Date that the Value (without duplication) of Accounts maintained by and Certificates of Deposit issued by the Deposit Taker for any Participant (other than a Disqualified Deposit Taker) does not equal such Participant's Percentage, multiplied by the lesser of (1) the Minimum Collateral Value in effect on such date, or (2) the aggregate Value of all Collateral subject to this Agreement on such date. For purposes of determining whether a Collateral Imbalance exists, the Value of any Accounts maintained by a bank that


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is acting as Deposit Taker for two or more Participants will be deemed to be held for them in proportion to their respective Percentages, and the Value of any Accounts maintained by a bank as Deposit Taker for both a Participant and BNPLC (as in the case of BNPLC's Parent acting as Deposit Taker for itself, as a Participant, and for BNPLC) will be deemed to be held for the Participant only to the extent necessary to prevent or mitigate a Collateral Imbalance and otherwise for BNPLC.

        "COLLATERAL PERCENTAGE" shall mean one hundred percent (100%).

        "DEFAULT" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

        "DEPOSIT TAKER" for BNPLC shall mean BNPLC's Parent and for each Participant shall mean the Participant itself; provided, that each of BNPLC and the Participants, for itself only, may from time to time designate another Deposit Taker as provided in Sections 3.2, 4.2, 4.4 and 4.5 below.

        "DEPOSIT TAKER LOSSES" shall mean the Value of any Cash Collateral delivered to a Deposit Taker, but that the Deposit Taker will not (because of the insolvency of the Deposit Taker, offsets by the Deposit Taker in violation of the Deposit Taker's Acknowledgment and Agreement, or otherwise) return to NAI or return to Agent for disposition or application as provided herein or as required by applicable law.

        "DEPOSIT TAKER'S ACKNOWLEDGMENT AND AGREEMENT" shall have the meaning given to that term in subsection 4.1.2 hereof.

        "DISQUALIFIED DEPOSIT TAKER" shall mean any Deposit Taker with whom Agent may decline to deposit Collateral pursuant to Section 4.1.

        "EVENT OF DEFAULT" shall mean the occurrence of any of the following:

                      (a) the failure by NAI to pay all or any part of NAI's
               Purchase Agreement Obligations when due, after giving effect to any applicable notice and grace periods expressly provided for in the Purchase Agreement;

                      (b) the failure by NAI to provide funds as and when
               required by Section 5.1 of this Agreement, if within seven Business Days after such failure commences NAI does not (1) cure such failure by delivering the funds required by Section 5.1, and
               (2) pay to BNPLC as additional Rent under the Improvements Lease an amount equal to interest at the Default Rate on such funds for the period from which they were first due to the date of receipt by Agent;

                      (c) the failure of the pledge or security interest
               contemplated herein in the Transition Account or any Account, Certificate of Deposit or Cash Collateral to be a Qualified Pledge (regardless of the characterization of the Transition Account or any Accounts, Certificates of Deposit or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), if within five Business Days after NAI becomes aware of such failure, NAI does not (1) notify Agent, BNPLC and the Participants of such failure, and (2) cure such failure, and (3) to the extent required by Section 7.2.9, pay


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               to BNPLC any additional Base Rent that has accrued under the
               Improvements Lease because of (or that would have accrued if BNPLC had been aware of) such failure, together with interest at the Default Rate on any such additional Base Rent;

                      (d) the failure of any representation herein by NAI to be
               true (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after NAI receives written notice thereof from Agent;

                      (e) the failure of any representation made by NAI in
               subsection 7.1.1 to be true, if within fifteen (15) days after NAI becomes aware of such failure, NAI does not (1) notify Agent, BNPLC and the Participants of such failure, and (2) cure such failure, and (3) pay to BNPLC any additional Base Rent that has accrued under the Improvements Lease because of (or that would have accrued if BNPLC had been aware of) such failure, and (4) pay to BNPLC interest at the Default Rate on any such additional Base Rent;

                      (f) the failure by NAI timely and properly to observe,
               keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after NAI receives written notice thereof from Agent; and

                      (g) the failure by BNPLC to pay when due on or after the
               Designated Sale Date any of BNPLC's Corresponding Obligations to Participants, after giving effect to any applicable notice and grace periods expressly provided for in the Participation Agreement.

        Notwithstanding the foregoing, if ever the aggregate Value of Cash Collateral held by Agent and the Deposit Takers exceeds the Minimum Collateral Value then in effect, a failure of the pledge or security interest contemplated herein in such excess Cash Collateral to be a valid, perfected, first priority pledge or security interest shall not constitute an Event of Default under this Agreement. Accordingly, to provide a cure as required to avoid an Event of Default under clauses or
        (e) of this definition, NAI could deliver additional Cash Collateral - the pledge of which or security interest in which created by this Agreement is a Qualified Pledge - sufficient in amount to cause the aggregate Value of the Cash Collateral then held by Agent and the Deposit Takers subject to a Qualified Pledge hereunder to equal or exceed the Minimum Collateral Value.

        "EXCLUDED DEPOSIT TAKER LOSSES" shall mean the Value of any Cash Collateral delivered to an Unaffiliated Deposit Taker, but that the Unaffiliated Deposit Taker will not (because of the insolvency of the Unaffiliated Deposit Taker, offsets by the Unaffiliated Deposit Taker in violation of its Deposit Taker's Acknowledgment and Agreement, or otherwise) return to NAI or return to Agent for disposition or application as provided herein or as required by applicable law.

        "INITIALLY QUALIFIED DEPOSIT TAKER" means (1) BNP Paribas, acting through any branch, office or agency that can lawfully maintain an Account as a Deposit Taker hereunder, (2) The Bank of New York, acting through any branch, office or agency that can lawfully maintain an Account as a Deposit Taker hereunder, and (3) any of the fifty largest (measured by total assets) U.S. banks, or one of the one


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hundred largest (measured by total assets) banks in the world, with debt ratings of at least A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and
(ii) A3 (in the case of long term debt) and P-2 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, NAI shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as an Initially Qualified Deposit Taker.

        "LIEN" shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of setoff which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

        "MATERIAL LEASE DEFAULT" shall mean any of the following:

                      (1) "Event of Default" under and as defined in the
               Improvements Lease, including any such Event of Default consisting of a failure of NAI to comply with the requirements of
               Exhibit I attached to the Improvements Lease; and

                      (2) (a) any failure of NAI to make any payment required by and when first due under the Improvements Lease, regardless of whether any period provided in the Improvements Lease for the cure of such failure by NAI shall have expired, and (b) any other default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an "Event of Default" under and as defined in the Improvements Lease, if such other default, event or failure involves a material noncompliance with Applicable Law. (For purposes of this definition, "material" noncompliance with Applicable Law will include any noncompliance, the correction of which has been requested by a governmental authority, or because of which a threat of action against the Property or BNPLC has been asserted by a governmental authority.)

        "MINIMUM COLLATERAL VALUE" shall mean (1) as of the Designated Sale Date or any prior date, an amount equal to the Collateral Percentage multiplied by the Stipulated Loss Value determined as of that date in accordance with the Improvements Lease; and (2) as of any date after the Designated Sale


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Date, an amount equal to the Break Even Price plus any unpaid interest accrued on past due amounts payable pursuant to Paragraph 1(a) of the Purchase
Agreement.

        "NAI" shall have the meaning given to that term in the introductory paragraph hereof.

        "NAI'S PURCHASE AGREEMENT OBLIGATIONS" shall mean all of NAI's obligations under the Purchase Agreement, including NAI's obligation to pay any Supplemental Payment as required under subparagraph 1(A) of the Purchase Agreement, (ii) NAI's obligation to pay any Issue 97-10 Prepayment as required by subparagraph 4(C) of the Purchase Agreement, and (iii) any damages incurred by BNPLC because of (A) NAI's breach of the Purchase Agreement or (B) the rejection by NAI of the Purchase Agreement in any bankruptcy or insolvency proceeding.

        "NOTICE OF SECURITY INTEREST" shall have the meaning given to that term in subsection 4.1.1 hereof.

        "OTHER LIABLE PARTY" shall mean any Person, other than NAI, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Agent a pledge of or security interest in any of the Collateral.

        "PARTICIPANTS" shall mean BNPLC's Parent and any other financial institutions which may hereafter become parties to this Agreement by completing, executing and delivering to NAI and Agent a Supplement, and (ii) the Participation Agreement.

        "PARTICIPATION AGREEMENT" shall have the meaning given to such term in Recital B hereof.

        "PERCENTAGE" shall mean with respect to each Participant and the Deposit Taker for such Participant, such Participant's "Percentage" under and as defined in the Participation Agreement for purposes of computing such Participant's right thereunder to receive payments of (or amounts equal to a percentage of) any sales proceeds or Supplemental Payment received by BNPLC under the Purchase Agreement. Percentages may be adjusted from time to time as provided in the Participation Agreement or as provided in supplements thereto executed as provided in the Participation Agreement.

        "QUALIFIED PLEDGE" means a pledge or security interest that constitutes a valid, perfected, first priority pledge or security interest.

        "SECURED OBLIGATIONS" shall mean and include both NAI's Purchase Agreement Obligations and BNPLC's Corresponding Obligations to Participants.

        "SUPPLEMENT" shall mean a supplement to this Agreement in the form of ATTACHMENT 2.

        "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement, the Improvements Lease, the Purchase Agreement and the Participation Agreement.

        "TRANSITION ACCOUNT" shall have the meaning given it in Section 5.2.

        "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time, and the Uniform Commercial Code as in effect in any other jurisdiction which governs the


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

perfection or non-perfection of the pledge of and security interests in the Collateral created by this Agreement.

        "UNAFFILIATED DEPOSIT TAKER" means (1) the bank designated as provided in Section 3.2 to act as the initial Deposit Taker for BNPLC and the Participants, or (2) any other Deposit Taker designated as provided in Article IV prior to the Base Rent Commencement Date (All Buildings) (and thus having to meet the requirements of Section 4.2).

        "VALUE" shall mean with respect to any Account, Certificate of Deposit or Cash Collateral on any date, a dollar value determined as follows (without duplication):

                      (a) cash shall be valued at its face amount on such date;

                      (b) an Account shall be valued at the principal balance
               thereof on such date; and

                      (c) a Certificate of Deposit shall be valued at the face
               amount thereof.

        Section 1.3 Attachments. All attachments to this Agreement are a part hereof for all purposes.

        Section 1.4 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to the Improvements Lease, Purchase Agreement and Participation Agreement) also refer to and include all valid renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document; provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

        Section 1.5 References and Titles. All references in this Agreement to Attachments, Articles, Sections, subsections, and other subdivisions refer to the Attachments, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Article," "this Section" and "this subsection" and similar phrases refer only to the Articles, Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                          ARTICLE II SECURITY INTEREST

        Section 2.1 Pledge and Grant of Security Interest. As security for the Secured Obligations, NAI hereby pledges and assigns to Agent (for the ratable benefit of BNPLC and the Participants) and grants to Agent (for the ratable benefit of BNPLC and the Participants) a continuing security interest and lien in and against all right, title and interest of NAI in and to the following property, whether now owned or hereafter acquired by NAI (collectively and severally, the "COLLATERAL"):

               (a) All Cash Collateral, all Accounts, the Transition Account and all Certificates of Deposit issued from time to time and general intangibles arising therefrom or relating thereto (however, "general intangibles" as used in this clause shall not include any general intangibles not related to Cash Collateral, Accounts, the Transition Account or Certificates of Deposit issued from time to time, and thus will not include, without limitation, any intellectual property of NAI); and all documents, instruments and agreements evidencing the same; and all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith; and

               (b) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by NAI hereunder is for security of the Secured Obligations only; the parties to this Agreement do not intend that NAI's delivery of the Collateral to Agent as herein provided will constitute an advance payment of any Secured Obligations or liquidated damages, nor do the parties intend that the Collateral increase the dollar amount of the Secured Obligations.

        Section 2.2 Return of Collateral After the Secured Obligations are Satisfied in Full. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to NAI or other Persons entitled thereto by law.

                  ARTICLE III DESIGNATION OF MINIMUM COLLATERAL
                      PERCENTAGE AND INITIAL DEPOSIT TAKER

        Section 3.1 Minimum Collateral Percentage. At all times the Collateral Percentage shall be one hundred percent (100%).

        Section 3.2 Initial Deposit Taker. NAI has requested that BNPLC and the Participants each designate The Bank of New York as its initial Deposit Taker, and BNPLC and the Participants have agreed to do so with the understanding of all parties that such Deposit Taker is an Unaffiliated Deposit Taker for purposes of this Agreement. Contemporaneously with the execution of this Agreement, such Deposit Taker is receiving a Notice of Security Agreement and responding with a Deposit Taker's Acknowledgment and Agreement, as contemplated in subsections 4.1.1 and 4.1.2 below.

                 ARTICLE IV PROVISIONS CONCERNING DEPOSIT TAKERS

        Section 4.1 Qualification of Deposit Takers Generally. Agent may decline to deposit or maintain Collateral hereunder with any Person designated as a Deposit Taker, if such Person has failed to satisfy or no longer satisfies the following requirements:

               4.1.1 Such Person must have received from Agent and NAI a completed, executed Notice of Security Interest (a "NOTICE OF SECURITY INTEREST"), either in the form of ATTACHMENT 3 or in the form of ATTACHMENT 4 as described in Section 4.6, which specifically identifies any and all Accounts in which such Person shall hold Cash Collateral delivered to it pursuant to this Agreement and which designates Account Offices with respect to all such Accounts in New York or California.

               4.1.2 Such Person must have executed the Acknowledgment and Agreement at the end of such Notice of Security Interest (the "DEPOSIT TAKER'S ACKNOWLEDGMENT AND AGREEMENT") and returned the same to Agent. Further, such Person must have complied with the Deposit Taker's Acknowledgment and Agreement, and the representations set forth therein with respect to such Person must continue to be true and correct.

               4.1.3 Such Person must be a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America; must be authorized to maintain deposit accounts for others through Account Offices in New York or California (as specified in the Deposit Taker's Acknowledgment and Agreement); and must be an Affiliate of BNPLC or the Participant for whom such Person will act as Deposit Taker or must have a combined capital, surplus and undivided profits of at least $500,000,000.

               4.1.4 Such Person must have complied with the provisions in this Agreement applicable to Deposit Takers, including the provisions of
        Section 5.4 concerning the issuance and redemption of Certificates of Deposit.

        Section 4.2 Additional Requirement Prior to the Base Rent Commencement Date (All Buildings). Prior to the Base Rent Commencement Date (All Buildings), no Deposit Taker may be an Affiliate of BNPLC. However, on or after the Base Rent Commencement Date (All Buildings): (1) BNPLC and BNPLC's Parent may each designate BNPLC's Parent as its Deposit Taker pursuant to Section 4.5; (2) any other Participant may designate itself as its Deposit Taker pursuant to Section 4.5, provided that the other Participant is not itself a Disqualified Deposit Taker; and (3) pursuant to Section 4.6, Agent and NAI must promptly upon request execute and deliver any properly completed Notice of Security Interest requested by BNPLC or the applicable Participant to facilitate the designations contemplated in this sentence.

        Section 4.3 Replacement of Participants Proposed by NAI. So long as no Event of Default has occurred and is continuing, BNPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by NAI for any Participant, the Deposit Taker for whom would no longer meet the requirements for an Initially Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPLC of its rights and obligations under the Participation Agreement; (B) the new Participant will agree (by executing a Supplement and a supplement to the Participation Agreement as contemplated therein and by other agreements as may be reasonably required by BNPLC and NAI) to become a party to the Participation Agreement and to this Agreement, to designate an Initially Qualified Deposit Taker as the Deposit Taker for it under this Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or NAI) will provide the funds to pay the termination fee required by Section 6.4 of the

Participation Agreement to accomplish the substitution; (D) NAI (or the new Participant) agrees in writing to indemnify and defend BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and this Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPLC to such Participant for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations under the Participation Agreement prior to the substitution); (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements); and (F) in no event will BNPLC be required to approve a substitution pursuant to this Section 4.3 which will replace a Participant that is an Affiliate of BNPLC. BNPLC shall attempt in good faith to assist (and cause BNPLC's Parent to attempt in good faith to assist) NAI in identifying a new Participant that NAI may propose to substitute for an existing Participant pursuant to this Section, as NAI may reasonably request from time to time. However, in no event shall BNPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.

        Section 4.4 Mandatory Substitutions for Unaffiliated Deposit Takers and Disqualified Deposit Takers.

               4.4.1 As of the Base Rent Commencement Date (All Buildings), the party for whom each Unaffiliated Deposit Taker is acting (i.e., BNPLC or the applicable Participant) shall designate a substitute Deposit Taker who is not an Unaffiliated Deposit Taker and cause the substitute to satisfy the requirements set forth in Section 4.1. (The substitutions required by this subsection will result in a transfer of Collateral from interest bearing accounts maintained with Unaffiliated Deposit Takers to non-interest bearing Accounts maintained with Deposit Takers that are not Unaffiliated Deposit Takers.)

               4.4.2 If, after the Base Rent Commencement Date (All Buildings), any Deposit Taker shall cease to satisfy the requirements set forth in
        Section 4.1, the party for whom such Disqualified Deposit Taker has been designated as Deposit Taker (i.e., BNPLC or the applicable Participant) shall promptly (1) provide notice thereof to Agent and NAI, and (2) designate a substitute Deposit Taker and cause the substitute to satisfy the requirements set forth in Section 4.1.

               4.4.3 Pending the designation of a substitute Deposit Taker when required by this Section 4.4 and the satisfaction by it of the requirements set forth in Section 4.1, Agent may withdraw Collateral held by the Deposit Taker to be replaced and deposit such Collateral with other Deposit Takers, subject to Section 5.3 below. If at any time no Deposit Takers have been designated that meet the requirements of
        Section 4.1 and, if applicable, Section 4.2, then Agent shall itself select one or more Deposit Takers for BNPLC and the Participants meeting such requirements.

        Section 4.5 Voluntary Substitution of Deposit Takers. With the written approval of Agent, which approval will not be unreasonably withheld, BNPLC or any Participant may at any time designate for itself a new Deposit Taker (in replacement of any prior Deposit Taker acting for it hereunder); provided, the Person so designated has satisfied the requirements set forth in Section 4.1; and, provided further, unless the designation of a new Deposit Taker is required by Section 4.4, at the time of the replacement such Person must be an Initially Qualified Deposit Taker.

        Section 4.6 Delivery of Notice of Security Interest by NAI and Agent. To the extent required for the designation of a new Deposit Taker by BNPLC or any Participant pursuant to Section 4.5, or to permit the substitution or replacement of a Deposit Taker for BNPLC or any Participant as provided in Sections 4.4 and 4.5, NAI and Agent shall promptly execute and deliver any properly completed Notice of Security Interest requested by BNPLC or the applicable Participant. The form of Notice of Security Agreement attached as ATTACHMENT 3 shall be used for any Deposit Taker other than an Unaffiliated Deposit Taker. The form of Notice of Security Agreement attached as ATTACHMENT 4 shall be used for any Unaffiliated Deposit Taker.

        In the case of any Notice of Security Agreement to be used for an Unaffiliated Deposit Taker, the form attached as ATTACHMENT 4 shall be completed by the insertion (as suggested by the clause in brackets at the end of the Acknowledgment and Agreement which is part of such form) of a description of how interest will be calculated on Collateral held by such Unaffiliated Deposit Taker from time to time. The Notice and Agreement used for the initial Deposit Taker (designated as provided in Section 3.2) confirms that such Deposit Taker will pay interest at a rate, initially, equal to 6.1%. NAI acknowledges, however, that such Notice and Agreement also gives the initial Deposit Taker the right to adjust such rate from time to time, and neither BNPLC nor Agent nor any Participant has assured NAI of any minimum rate of interest or of any method of calculating interest on Collateral held from time to time by any other Unaffiliated Deposit Taker. Any party (be it BNPLC or any Participant or Agent) designating another Unaffiliated Deposit Taker to act as a replacement of the initial Deposit Taker, as provided in other provisions of this Agreement, will attempt in good faith to persuade the replacement to pay interest on Collateral at a reasonable rate for time deposits, but no such party shall have any liability hereunder, nor shall NAI have any defense hereunder or under the other Operative Documents, because of the refusal of the replacement to pay a rate of interest satisfactory to NAI.

        Section 4.7 Constructive Possession of Collateral. The possession by a Deposit Taker of any deposit accounts, money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to the UCC or other Applicable Law; and notifications to a Deposit Taker by other Persons holding any such property, and Acknowledgments, receipts or confirmations from any such Persons delivered to a Deposit Taker, shall be deemed notifications to, or Acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of such Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under Applicable Law.

        Section 4.8 Attempted Setoff by Deposit Takers. By delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, without in each case first obtaining the prior written authorization of Agent, Secured Obligations owed to it against any Collateral held by it from time to time. Further, by delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, without in each case first obtaining the prior written authorization of both NAI and Agent, obligations owed to it other than Secured Obligations against any Collateral held by it from time to time. Any Deposit Taker for BNPLC or a Participant shall not be permitted by BNPLC or the applicable Participant, as the case may be, to violate such agreements. However, NAI acknowledges and agrees (without limiting its right to recover damages from a Deposit Taker that violates such agreements) that Agent shall not be responsible for, or be deemed to have taken any action against NAI because of, any Deposit Taker's violation of such agreements; and, neither BNPLC nor any Participant shall be responsible for, or be deemed to have taken any action against NAI because of, any violation of such agreements by a Deposit Taker for another party.

        Section 4.9 Deposit Taker Losses. Agent shall not be responsible for any Deposit Taker Losses (including Excluded Deposit Taker Losses). However, Deposit Taker Losses with respect to a Deposit Taker for a particular Participant (other than Excluded Deposit Taker Losses) shall reduce the amount of BNPLC's Corresponding Obligations to Participants which are payable to such Participant as provided in Section 2.2 of the Participation Agreement. Further, when Deposit Taker Losses with respect to a Deposit Taker for a particular Participant (other than Excluded Deposit Taker Losses) are incurred in excess of the payments of Secured Obligations that such Participant would then have been entitled to receive under the Participation Agreement but for such Deposit Taker Losses, such Participant must immediately pay the excess to Agent as additional Collateral hereunder, failing which NAI may recover any damages suffered by it because of the Deposit Taker Losses from such Deposit Taker or such Participant.

        Section 4.10 Losses Resulting from Failure of Deposit Taker to Comply with this Agreement. Except as provided in the next Section, any Participant, the Deposit Taker for whom has failed to comply with the requirements of this Agreement or any Notices of Security Interest and any Deposit Taker's Acknowledgments and Agreements (the "RESPONSIBLE PARTICIPANT") must defend, indemnify, and hold harmless BNPLC, Agent and the other Participants from and against any Losses resulting from such failure. Without limiting the foregoing, if the failure of a Deposit Taker for a Responsible Participant to comply strictly with the terms of this Agreement (including, without limitation, the provisions of Section 5.4 concerning the issuance and redemption of Certificates of Deposit and the requirement that any cash deposits be held in a deposit account located in either New York or California) causes, in whole or in part, the security interest of Agent in the Collateral held by such Deposit Taker to be unperfected, then any and all Losses suffered as a result of such nonperfection shall, except as provided in the next Section, be borne solely by the Responsible Participant and shall not be shared by BNPLC, Agent or the other Participants.

        Section 4.11 Losses Resulting from Failure of an Unaffiliated Deposit Taker to Comply with this Agreement. Neither Agent, nor BNPLC nor any Participant shall be responsible to NAI or any other party hereto for Excluded Deposit Taker Losses or for any Losses resulting from the acts or omissions of any Unaffiliated Deposit Taker, including Losses caused by a failure of an Unaffiliated Deposit Taker to comply with the terms of this Agreement.

              ARTICLE V DELIVERY AND MAINTENANCE OF CASH COLLATERAL

        Section 5.1 Delivery of Funds by NAI. On each Base Rent Date, NAI must deliver to Agent, subject to the pledge and security interest created hereby, funds as Cash Collateral then needed (if any) to cause the Value of the Collateral to be no less than the Minimum Collateral Value. Each delivery of funds required by the preceding sentence must be received by Agent no later than 12:00 noon (San Francisco time) on the date it is required; if received after 12:00 noon it will be considered for purposes of this Agreement and the other Operative Documents as received on the next following Business Day. At least five Business Days prior to any Base Rent Date upon which it is expected that NAI will be required to deliver additional funds pursuant to this Section, NAI shall notify BNPLC, Agent and each of the Participants thereof and of the amount NAI expects to deliver to Agent as Cash Collateral on the applicable Base Rent Date. In addition to required deliveries of Cash Collateral as provided in the foregoing provisions, NAI may on any date (whether or not a Base Rent Date) deliver additional Cash Collateral to Agent as necessary to prevent any Default from becoming an Event of Default. Upon receipt of any funds delivered to it by NAI as Cash Collateral, Agent shall immediately deposit the same with the Deposit Takers in accordance with the requirements of Sections 5.3 and 5.4 below.

        Section 5.2 Transition Account. Pending deposit in the Accounts or other application as provided herein, all Cash Collateral received by Agent shall be credited to and held by Agent in an account (the "TRANSITION ACCOUNT") styled "NAI Collateral Account, held for the benefit of BNP Leasing Corporation and the Participants," separate and apart from all other property and funds of NAI or other Persons, and no other property or funds shall be deposited in the Transition Account. The books and records of Agent shall reflect that the Transition Account and all Cash Collateral on deposit therein are owned by NAI, subject to a pledge and security interest in favor of Agent for the benefit of BNPLC and Participants.

        Section 5.3 Allocation of Cash Collateral Among Deposit Takers. Funds received by Agent from NAI as Cash Collateral will be allocated for deposit among the Deposit Takers as follows:

        first, to the extent possible the funds will be allocated as required to rectify and prevent any Collateral Imbalance; and

        second, the funds will be allocated to the Deposit Taker for BNPLC, unless the Deposit Taker for BNPLC has become a Disqualified Deposit Taker, in which case the funds will be allocated to other Deposit Takers who are not Disqualified Deposit Takers as Agent deems appropriate.

Further, if for any reason a Collateral Imbalance is determined by Agent to exist, Agent shall, as required to rectify or mitigate the Collateral Imbalance, promptly reallocate Collateral among Deposit Takers by withdrawing Cash Collateral from some Accounts and redepositing it in other Accounts. (If any party to this Agreement believes that the Value of the Accounts held by a particular Deposit Taker causes a Collateral Imbalance to exist, that party will promptly notify BNPLC, NAI and Agent.) Subject to the foregoing, and provided that Agent does not thereby create or exacerbate a Collateral Imbalance, Agent may withdraw and redeposit Cash Collateral in order to reallocate the same among Deposit Takers from time to time as Agent deems appropriate. For purposes of illustration only, examples of the allocations required by this Section are set forth in ATTACHMENT 5.

        Section 5.4 Issuance and Redemption of Certificates of Deposit. Upon the receipt of any deposit of Cash Collateral from Agent, each Deposit Taker shall issue or cause to be issued a Certificate of Deposit evidencing the Account into which such deposit is made and deliver such Certificate of Deposit to (or upon the written direction of) Agent for the benefit of BNPLC and the Participants. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form indicated in ATTACHMENT 1 to this Agreement. When Cash Collateral is deposited into an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, and when any Unaffiliated Deposit Taker is expected to add interest to the principal balance of an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, Agent will surrender the outstanding Certificate of Deposit to the Deposit Taker that issued it and will direct in writing that Deposit Taker to issue or cause the issue of a new Certificate of Deposit in exchange, evidencing the total amount of Cash Collateral then in the Account after the deposit or the addition of the interest. A Deposit Taker that has issued or caused to be issued a Certificate of Deposit may require the surrender of the Certificate of Deposit as a condition to a withdrawal from the Account evidenced thereby, including any withdrawal required or permitted by this Agreement. Upon surrender of a Certificate of Deposit in connection with a withdrawal of less than all of the Cash Collateral in the Account evidenced thereby, the applicable Deposit Taker will concurrently issue or cause to be issued as directed in writing by the Agent a new Certificate of Deposit to Agent, evidencing the balance of the Cash Collateral remaining on deposit in the Account after the withdrawal. Notwithstanding the foregoing, if any Certificate of Deposit held by Agent shall be destroyed, lost or stolen, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in lieu of and in substitution for the Certificate of Deposit so destroyed, lost or stolen. However, as applicant for the substitute Certificate of Deposit, Agent must indemnify (at no cost to NAI) the applicable Deposit Taker against any liability on the Certificate of Deposit destroyed, lost or stolen, and Agent shall furnish to the Deposit Taker an affidavit of an officer of Agent setting forth the fact of destruction, loss or theft and confirming the status of Agent as holder of the Certificate of Deposit immediately prior to the destruction, loss or theft. If any Certificate of Deposit held by Agent shall become mutilated, the Deposit Taker that issued or caused to be issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in exchange and substitution for the mutilated Certificate of Deposit. Agent shall hold all Certificates of Deposit for the benefit of BNPLC and the Participants, subject to the pledge and security interest created hereby.

        Section 5.5 Status of the Accounts Under the Reserve Requirement Regulations. Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that NAI and any Deposit Taker may enter into with respect to any Account. As necessary to satisfy the seven days notice requirement with respect to withdrawals by Agent when required by NAI pursuant to the provisions below, Agent shall notify Deposit Takers promptly after receipt of any notice from NAI described in subsection 6.1.2 or 6.2.1 or in Section 6.3.

        Section 5.6 Acknowledgment by NAI that Requirements of this Agreement are Commercially Reasonable. NAI acknowledges and agrees that the requirements set forth herein concerning receipt, deposit, withdrawal, allocation, application and distribution of Cash Collateral by Agent, including the requirements and time periods set forth in the next Article, are commercially reasonable.

                    ARTICLE VI WITHDRAWAL OF CASH COLLATERAL

NAI may not withdraw Cash Collateral, except as follows:

        Section 6.1 Withdrawal of Collateral Prior to the Designated Sale Date. NAI may require Agent to present Certificates of Deposit for payment and withdraw Cash Collateral from Accounts on any date prior to the Designated Sale Date and to deliver such Cash Collateral to NAI (which delivery shall be free and clear of all liens and security interests hereunder); provided, however, that in each case:

               6.1.1 Such withdrawal and delivery of the Cash Collateral to NAI will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value.

               6.1.2 by a notice in the form of ATTACHMENT 6, NAI must give Agent, BNPLC and the Participants notice of the required withdrawal at least ten days prior to the date upon which the withdrawal is to occur.

               6.1.3 No Default or Event of Default shall have occurred and be continuing at the time NAI gives the notice required by the preceding subsection or on the date upon which the withdrawal is required.

               6.1.4 NAI must pay to Agent any and all costs incurred by Agent in connection with the withdrawal.

               6.1.5 Agent shall determine the Accounts from which to make any withdrawal required by NAI pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

        Section 6.2 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to the Participants. To reduce the "Break Even Price" or "Supplemental Payment" required under (and as defined in) the Purchase Agreement (and, thus, to reduce the Secured Obligations), NAI may require Agent to withdraw Cash Collateral then held by or for Agent pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to the Participants in proportion to their respective rights to payment of BNPLC's Corresponding Obligations to Participants and for application thereto or the reduction thereof pursuant to Section 2.6 of the Participation Agreement; provided, that:

               6.2.1 by a notice in the form of ATTACHMENT 7, NAI must have notified Agent, BNPLC and each of the Participants of the required withdrawal and payment to Participants at least ten days prior to the date upon which it is to occur;

               6.2.2 the required withdrawal shall be made as determined by Agent, first, from the Accounts maintained by the Deposit Takers for the Participants, and then (to the extent necessary) from the Accounts maintained by the Deposit Taker for BNPLC; and

               6.2.3 in any event, no withdrawals or payments directly to Participants shall be required by this Section 6.2 (or permitted over the objection of BNPLC) in excess of those required to satisfy BNPLC's Corresponding Obligations to Participants or to reduce such obligations to zero under the Participation Agreement.

        Section 6.3 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to BNPLC. To satisfy NAI's Purchase Agreement Obligations, NAI may require Agent to withdraw any Cash Collateral held by the Deposit Taker for BNPLC pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to BNPLC as a payment on behalf of NAI of amounts due under the Purchase Agreement; provided, that by a notice in the form of ATTACHMENT 8, NAI must have notified Agent and BNPLC of the required withdrawal and payment to BNPLC at least ten days prior to the date upon which it is to occur.

        Section 6.4 Withdrawal of Cash Collateral From Accounts Maintained by Disqualified Deposit Takers. NAI may from time to time prior to the Designated Sale Date (regardless of the existence of any Default or Event of Default) require Agent to withdraw any or all Cash Collateral from any Account maintained by a Disqualified Deposit Taker and deposit it, still subject to the pledge and grant of security interest hereunder, with other Deposit Takers who are not Disqualified Deposit Takers (in accordance with the requirements of Sections 5.3 and 5.4) on any date prior to the Designated Sale Date; provided, that by a notice in the form of ATTACHMENT 9, NAI must have notified Agent, BNPLC and each of the Participants of the required withdrawal at least ten days prior to the date upon which it is to occur.

                ARTICLE VII REPRESENTATIONS AND COVENANTS OF NAI

        Section 7.1 Representations of NAI. NAI represents to BNPLC, Agent and the Participants as follows:

               7.1.1 NAI is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time NAI acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time NAI acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, except for rights created hereunder.

               7.1.2 Agent has (or in the case of after-acquired Collateral, at the time NAI acquires rights therein, will have) a valid, first priority, perfected pledge of and security interest in the Collateral, regardless of the characterization of the Collateral as deposit accounts, instruments or general intangibles under the UCC, but assuming that the representations of each Deposit Taker in its Deposit Taker's Acknowledgment and Agreement are true.

               7.1.3 NAI has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Accounts, Certificates of Deposit or Cash Collateral.

               7.1.4 NAI's chief executive office is located at the address of NAI set forth in Article II of the Common Definitions and Provisions Agreement (Phase IV - Improvements) or at another address in California specified in a notice that NAI has given to Agent as required by Section 7.2.4.

               7.1.5 To the knowledge of NAI, neither the ownership or the intended use of the Collateral by NAI, nor the pledge of Accounts or the grant of the security interest by NAI to Agent herein, nor the exercise by Agent of its rights or remedies hereunder, will (i) violate any provision of (a) Applicable Law, (b) the articles or certificate of incorporation, charter or bylaws of NAI, or (c) any agreement, judgment, license, order or permit applicable to or binding upon NAI, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of NAI except as expressly contemplated in this Agreement. Except as expressly contemplated in this Agreement, to the knowledge of NAI no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the pledge or grant by NAI of the security interest contemplated herein or the exercise by Agent of its rights and remedies hereunder.

        Section 7.2 Covenants of NAI. NAI hereby agrees as follows:

               7.2.1 NAI, at NAI's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the pledge thereof to Agent or the security interest granted to Agent therein and the first priority of such pledge or security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, NAI shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper, (C) cause the security interest of Agent in any Collateral consisting of securities to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent, and (D) reimburse Agent upon request for any legal opinion Agent may elect to obtain from a nationally recognized commercial law firm authorized to practice in New York concerning the enforceability, first priority and perfection of Agent's security interest in any Collateral maintained in New York, if BNPLC or any Participant should at any time elect to use a Deposit Taker that will maintain one or more Accounts in New York.

               7.2.2 NAI shall not use or consent to any use of any Collateral in violation of any provision of the this Agreement or any other Transaction Document or any Applicable Law.

               7.2.3 NAI shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               7.2.4 Without thirty days' prior written notice to Agent, NAI shall not change NAI's name or place of business (or, if NAI has more than one place of business, its chief executive office).

               7.2.5 NAI shall appear in and defend, on behalf of Agent, any action or proceeding which may affect NAI's title to or Agent's interest in the Collateral.

               7.2.6 Subject to the express rights of NAI under Article VI, NAI shall not surrender or lose possession of (other than to Agent or a Deposit Taker pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein, and NAI shall keep the Collateral free of all Liens.

               7.2.7 NAI will not take any action which would in any manner impair the value or enforceability of Agent's pledge of or security interest in any Collateral, nor will NAI fail to take any action which is required to prevent (and which NAI knows is required to prevent) an impairment of the value or enforceability of Agent's pledge of or security interest in any Collateral.

               7.2.8 NAI shall pay (and shall indemnify and hold harmless Agent from and against) all Losses incurred by Agent in connection with or because of (A) the interest acquired by Agent in any Collateral pursuant to this Agreement, or (B) the negotiation or administration of this Agreement, whether such Losses are incurred at the time of execution of this Agreement or at any time in the future. Costs and expenses included in such Losses may include, without limitation, all filing and recording fees, taxes, UCC search fees and Attorneys' Fees incurred by Agent with respect to the Collateral.

               7.2.9 Without limiting the foregoing, within five Business Days after NAI becomes aware of any failure of the pledge or security interest contemplated herein in the Transition Account or any Account, Certificate of Deposit or Cash Collateral to be a valid, perfected, first priority pledge or security interest (regardless of the characterization of the Transition Account or any Accounts, Certificates of Deposit or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), NAI shall notify Agent, BNPLC and the Participants of such failure. In addition, if the failure would not exist but for NAI's delivery of Cash Collateral to Agent subject to prior Liens or other claims by one or more third parties, or but for the grant by NAI itself of any Lien or other interest in the Collateral to one or more third parties, then, in addition to any other remedies available to BNPLC or Agent under the circumstances, NAI must pay to BNPLC any additional Base Rent that has accrued under the Improvements Lease because of (or that would have accrued if BNPLC had been aware of) the failure, together with interest at the Default Rate on any such additional Base Rent.

                     ARTICLE VIII AUTHORIZED ACTION BY AGENT

        Section 8.1 Power of Attorney. NAI hereby irrevocably appoints Agent as NAI's attorney-in-fact for the purpose of authorizing Agent to perform (but Agent shall not be obligated to and shall incur no liability to NAI or any third party for failure to perform) any act which NAI is obligated by this Agreement to perform, and to exercise, consistent with the other provisions of this Agreement, such rights and powers as NAI might exercise with respect to the Collateral during any period in which a Default or Event of Default has occurred and is continuing, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of NAI relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. NAI agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be obligated to NAI to give any notice or take any action to preserve rights against any other Person in connection with the Secured Obligations or with respect to the Collateral.

                         ARTICLE IX DEFAULT AND REMEDIES

        Section 9.1 Remedies. In addition to all other rights and remedies granted to Agent, BNPLC or the Participants by this Agreement, the Improvements Lease, the Purchase Agreement, the Participation Agreement, the UCC and other Applicable Laws, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies, all of which will be in furtherance of its rights as a secured party under the UCC:

               (a) Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the pledge of or security interests in any or all Collateral in any manner permitted by Applicable Law or in this Agreement; and

               (b) Agent may notify any or all Deposit Takers to pay all or any portion of the Collateral held by such Deposit Taker(s) directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to BNPLC and the Participants for application to the Secured Obligations. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to NAI or other Persons entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, NAI hereby agrees that seven (7) Business Days notice of such sale or disposition is reasonable.

                            ARTICLE X OTHER RECOURSE

        Section 10.1 Recovery Not Limited. To the fullest extent permitted by applicable law, NAI waives any right to require that Agent, BNPLC or the Participants proceed against any other Person, exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with NAI in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in their power. NAI waives any and all notice of acceptance of this Agreement. NAI further waives notice of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time and any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, NAI shall have no right to subrogation, reimbursement, contribution or indemnity against any Other Liable Party and NAI waives the right to enforce any remedy which Agent, BNPLC or any Participant has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Agent, BNPLC or any Participant. NAI authorizes Agent, BNPLC and the Participants, without notice or demand and without any reservation of rights against NAI and without affecting NAI's liability hereunder or on the Secured Obligations, from time to time to
(a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) after any Event of Default, apply or require the application of the Collateral (in accordance with this Agreement) or such other property in any order they may determine and to direct the order or manner of sale thereof as they may determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party with respect to any or all of the Secured Obligations or other security for the Secured Obligations, and (d) release or substitute any Other Liable Party.

                     ARTICLE XI PROVISIONS CONCERNING AGENT

        In the event of any conflict between the following and other provisions in this Agreement, the following will control:

        Section 11.1 Appointment and Authority. BNPLC and each Participant hereby irrevocably authorizes Agent, and Agent hereby undertakes, to take all actions and to exercise such powers under this Agreement as are specifically delegated to Agent by the terms hereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the Participants is only that of one commercial bank acting as collateral agent for others, and nothing herein shall be construed to constitute Agent a trustee or other fiduciary for any Participant or anyone claiming through or under a Participant nor to impose on Agent duties and obligations other than those expressly provided for in this Agreement. With respect to any matters not expressly provided for in this Agreement and any matters which this Agreement places within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from BNPLC and Participants with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Participants in so acting or refraining from acting) upon the instructions of the Majority, as defined in the Participation Agreement, including itself as a Participant and BNPLC; provided, however, that Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to this Agreement or the other documents referenced herein or to Applicable Law.

        Section 11.2 Exculpation, Agent's Reliance, Etc.. Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (1) may treat the rights of any Participant under its Participation Agreement as continuing until Agent receives written notice of the assignment or transfer of those rights in accordance with such Participation Agreement, signed by such Participant and in form satisfactory to Agent; (2) may consult with legal counsel (including counsel for NAI), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, unless the action taken or omitted constitutes misconduct; (3) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement or the other documents referenced herein; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of any party thereto, or to inspect the property (including the books and records) of any party thereto; (5) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document or any instrument or document furnished in connection therewith; (6) may rely upon the representations and warranties of NAI, Participants and Deposit Takers in exercising its powers hereunder; and (7) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

        Section 11.3 Participant's Credit Decisions. Each Participant acknowledges that it has, independently and without reliance upon Agent or any other Participant, made its own analysis of NAI and the transactions contemplated hereby and its own independent decision to enter into the Transaction Documents to which it is a party. Each Participant also acknowledges that it will, independently and without reliance upon Agent or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents.

        Section 11.4 Indemnity. Each Participant agrees to indemnify Agent (to the extent not reimbursed by NAI within ten days after demand) from and against such Participant's Percentage of any and all Losses of any kind or nature whatsoever which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Transaction Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT, PROVIDED ONLY THAT NO PARTICIPANT SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY AGENT FOR THAT PORTION, IF ANY, OF ANY LOSS WHICH IS PROXIMATELY CAUSED BY AGENT'S OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT RENDERED AGAINST AGENT. Cumulative of the foregoing, each Participant agrees to reimburse Agent promptly upon demand for such Participant's Percentage share of any costs and expenses to be paid to Agent by NAI hereunder to the extent that Agent is not timely reimbursed by NAI as provided in subsection 7.2.8. As used in this Section the term "Agent" shall refer not only to the Person designated as such in the introductory paragraph of this Agreement, but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

        Section 11.5 Agent's Rights as Participant and Deposit Taker. In its capacity as a Participant, BNP Paribas shall have the same rights and obligations as any Participant and may exercise such rights as though it were not Agent. In its capacity as a Deposit Taker, BNP Paribas shall have the same rights and obligations as any Deposit Taker and may exercise such rights as though it were not Agent. BNP Paribas and any of its Affiliates may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with NAI or its Affiliates, all as if BNP Paribas were not designated as the Agent hereunder and without any duty to account therefor to any other Participant.

        Section 11.6 Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute any funds which it has received hereunder, or whenever Agent in good faith determines that there is any dispute among BNPLC and Participants about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution, Agent shall invest such funds pending distribution, all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to BNPLC or Participants shall be held by Agent pending such distribution solely as Agent hereunder, and Agent shall have no equitable title to any portion thereof.

        Section 11.7 Benefit of Article XI. The provisions of this Article (other than the following Section 11.8) are intended solely for the benefit of Agent, BNPLC and Participants, and NAI shall not be entitled to rely on any such provision or assert any such provision in a claim or defense against Agent, BNPLC or any Participant. Agent, BNPLC and Participants may waive or amend such provisions as they desire without any notice to or consent of NAI.

        Section 11.8 Resignation. Agent may resign at any time by giving written notice thereof to BNPLC, Participants and NAI. Upon any such resignation the Majority (as defined in the Participation Agreement) shall have the right to appoint a successor Agent, subject to NAI's consent, such consent not to be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder, the provisions of this Section 11.8 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                            ARTICLE XII MISCELLANEOUS

        Section 12.1 Provisions Incorporated From Other Operative Documents. Reference is made to the Common Definitions and Provisions Agreement (Phase IV - Improvements), to the Purchase Agreement and to the Participation Agreement for a statement of the terms thereof. Without limiting the generality of the foregoing, the provisions of Article II of the Common Definitions and Provisions Agreement (Phase IV - Improvements) are incorporated into this Agreement for all purposes as if set forth in this Article.

        Section 12.2 Cumulative Rights, etc.. Except as herein expressly provided to the contrary, the rights, powers and remedies of Agent, BNPLC and the Participants under this Agreement shall be in addition to all rights, powers and remedies given to them by virtue of any Applicable Law, any other Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing their respective rights hereunder. NAI waives any right to require Agent, BNPLC or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's, BNPLC's or such Participant's power.

        Section 12.3 Survival of Agreements. All representations and warranties of NAI herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Transaction Documents and the creation of the Secured Obligations and continue until terminated or released as provided herein.

        Section 12.4 Other Liable Party. Neither this Agreement nor the exercise by Agent or the failure of Agent to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other agreement evidencing or securing the Secured Obligations to which NAI or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, or any other event or proceeding affecting any Other Liable Party.

        Section 12.5 Termination. Following the Designated Sale Date, upon satisfaction in full of all Secured Obligations and upon written request for the termination hereof delivered by NAI to Agent, (i) this Agreement and the pledge and security interest created hereby shall terminate and all rights to the Collateral shall revert to NAI and (ii) Agent will, upon NAI's request and at NAI's expense execute and deliver to NAI such documents as NAI shall reasonably request to evidence such termination and release.

        Section 12.6 Amendment and Restatement. This Agreement amends, restates and replaces the Prior Pledge Agreement referenced in the recitals at the beginning of this Agreement.

                          [The signature pages follow.]

        IN WITNESS WHEREOF, NAI, BNPLC, Agent and the Participants whose signatures appear below have caused this Pledge Agreement (Phase IV - Improvements) to be executed as of October 2, 2000.



                                       "NAI"

                                       NETWORK APPLIANCE, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[Continuation of signature pages to Pledge Agreement (Phase IV - Improvements) dated to be effective as of October 2, 2000]


                                       "BNPLC"

                                       BNP LEASING CORPORATION

                                       By:
                                          --------------------------------------
                                          Lloyd G. Cox, Senior Vice President

[Continuation of signature pages to Pledge Agreement (Phase IV - Improvements) dated to be effective as of October 2, 2000]


                                       "AGENT"

                                       BNP PARIBAS

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------





                                       "PARTICIPANT"

                                       BNP PARIBAS

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT


        The form of Certificate of Deposit used to evidence any Account maintained with a Deposit Taker that is not an Unaffiliated Deposit Taker will be as set forth in Annex 1 attached to and made a part of the ATTACHMENT 1. The form of Certificate of Deposit used to evidence any Account maintained with an Unaffiliated Deposit Taker will be as set forth in Annex 2 attached to and made a part of the ATTACHMENT 1.

        As the Annexes attached to this ATTACHMENT indicate, Accounts maintained with Unaffiliated Deposit Takers (before the Base Rent Commencement Date (All Buildings)) are expected to earn interest, whereas Accounts maintained by Deposit Takers (after the Base Rent Commencement Date (All Buildings)) are expected to be non-interest bearing. (See subparagraph 3(b) of the Improvements Lease where the impact of non-interest bearing Accounts on Base Rent accruing thereunder is explained.)

                                     ANNEX 1
                       TO ATTACHMENT 1 TO PLEDGE AGREEMENT


                             CERTIFICATE OF DEPOSIT


                                 (No. _________)


                               [---------, -----]

[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



PAYABLE TO
THE ORDER OF:         BNP Paribas, as Agent under the Pledge Agreement
                      (Phase IV-Improvements) dated as of October 2, 2000, among
                      Network Appliance, Inc., BNP Leasing Corporation, BNP
                      Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement
                      (Phase IV-Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

                                                                       Dollars
--------------------------------------------------------------------------------
in current funds, without interest, seven days after presentment of this certificate properly endorsed.

        The bank issuing this certificate acknowledges and certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.




                                       -----------------------------------------
                                                 Authorized Signature

                                     ANNEX 2
                       TO ATTACHMENT 1 TO PLEDGE AGREEMENT


                             CERTIFICATE OF DEPOSIT


                                 (No. _________)


                               [---------, -----]

[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



PAYABLE TO
THE ORDER OF:         BNP Paribas, as Agent under the Pledge Agreement
                      (Phase IV-Improvements) dated as of October 2, 2000, among
                      Network Appliance, Inc., BNP Leasing Corporation, BNP
                      Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement
                      (Phase IV-Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

                                                                      Dollars
--------------------------------------------------------------------------------
in current funds, with interest as provided below, upon the first business day that is at least seven days after presentment of this certificate properly endorsed.


Interest will accrue on the deposit evidenced by this certificate from the date first written above to the first business day of the first calendar month after the date first written above at the rate of _____ percent (___%) per annum.

The bank issuing this certificate acknowledges and certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.




                                       -----------------------------------------
                                                 Authorized Signature

                                  ATTACHMENT 2
                               TO PLEDGE AGREEMENT

                         SUPPLEMENT TO PLEDGE AGREEMENT

                               [----------, ----]



BNP Paribas
_______________
_______________
_______________


Network Appliance, Inc.
_______________
_______________
_______________


        1. Reference is made to the Pledge Agreement (Phase IV - Improvements) (the "PLEDGE AGREEMENT") dated as of October 2, 2000 among Network Appliance, Inc. ("NAI"), BNP Leasing Corporation ("BNPLC"), BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "PARTICIPANTS") and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"). Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Pledge Agreement.

        2. The undersigned hereby certifies to Agent and NAI that the undersigned has become a party to the Participation Agreement by executing a supplement as provided therein and that its Percentage thereunder is ______%.

        3. The undersigned, by executing and delivering this Supplement to NAI and Agent, hereby agrees to become a party to the Pledge Agreement and agrees to be bound by all of the terms thereof applicable to Participants. The Deposit Taker for the undersigned shall be _________________, until such time as another Deposit Taker for the undersigned shall be designated in accordance with Sections 4.4 or 4.5 of the Pledge Agreement. The undersigned certifies to Agent and NAI that such Deposit Taker is an Initially Qualified Deposit Taker and satisfies the requirements for a Deposit Taker set forth in Section 4.1 of the Pledge Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.

                                       [                                       ]
                                        ---------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  ATTACHMENT 3
                               TO PLEDGE AGREEMENT

                           NOTICE OF SECURITY INTEREST

                               [__________, 20__]



[Name of Deposit Taker]
[Address of Deposit Taker]

        1. Reference is made to the Pledge Agreement (Phase IV - Improvements) (the "PLEDGE AGREEMENT") dated as of October 2, 2000 among Network Appliance, Inc. ("NAI"), BNP Leasing Corporation ("BNPLC"), BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "PARTICIPANTS") and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"). Unless otherwise defined herein, all capitalized terms used in this Notice have the respective meanings given to those terms in the Pledge Agreement.

        2. NAI has informed Agent that NAI has established with the addressee of this Notice ("DEPOSIT TAKER") the following non-interest bearing Account in the name of Agent to be maintained at the following Account Office:

                     Account               Account              Account
                       Type                 Office              Number
                 -----------------       -------------         ----------

                 Time Deposit
                                         -------------         ----------


NAI has further informed Agent that NAI intends to maintain Cash Collateral in such Account, and that to evidence such Account and the amount of Cash Collateral held therein from time to time, NAI has authorized Deposit Taker to issue Certificates of Deposit payable to the order of Agent as provided in the Pledge Agreement.

        3. NAI and Agent hereby notify Deposit Taker that, pursuant to the Pledge Agreement, NAI has granted to Agent, for the ratable benefit of BNPLC and the Participants as security for the Secured Obligations, a pledge of and security interest in all Accounts and other Collateral maintained by NAI with Deposit Taker, including the Account described in Section 2 above.

        4. In furtherance of such grant, NAI and Agent hereby authorize and direct Deposit Taker to:

               (a) hold all Collateral for Agent and as Agent's bailee, separate and apart from all other property and funds of NAI and all other Persons and to permit no other funds to be deposited or credited to the Account described above;

               (b) make a notation in its books and records of the interest of Agent in the Collateral and that the Account described above and all deposits therein or sums credited thereto are subject to a pledge and security interest in favor of Agent;

               (c) issue and redeem Certificates of Deposit evidencing such Account, as directed by Agent pursuant to the Pledge Agreement, including Sections 5.4 and 5.5 of the Pledge Agreement which provide as follows:

                      Section 5.4 Issuance and Redemption of Certificates of
               Deposit. Upon the receipt of any deposit of Cash Collateral from Agent, each Deposit Taker shall issue or cause to be issued a Certificate of Deposit evidencing the Account into which such deposit is made and deliver such Certificate of Deposit to (or upon the written direction of) Agent for the benefit of BNPLC and the Participants. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as [Annex 1 to this Notice of Security Interest]. When Cash Collateral is deposited into an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, and when any Unaffiliated Deposit Taker is expected to add interest to the principal balance of an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, Agent will surrender the outstanding Certificate of Deposit to the Deposit Taker that issued it and will direct in writing that Deposit Taker to issue or cause the issue of a new Certificate of Deposit in exchange, evidencing the total amount of Cash Collateral then in the Account after the deposit or the addition of the interest. A Deposit Taker that has issued or caused to be issued a Certificate of Deposit may require the surrender of the Certificate of Deposit as a condition to a withdrawal from the Account evidenced thereby, including any withdrawal required or permitted by this Agreement. Upon surrender of a Certificate of Deposit in connection with a withdrawal of less than all of the Cash Collateral in the Account evidenced thereby, the applicable Deposit Taker will concurrently issue or cause to be issued as directed in writing by the Agent a new Certificate of Deposit to Agent, evidencing the balance of the Cash Collateral remaining on deposit in the Account after the withdrawal. Notwithstanding the foregoing, if any Certificate of Deposit held by Agent shall be destroyed, lost or stolen, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in lieu of and in substitution for the Certificate of Deposit so destroyed, lost or stolen. However, as applicant for the substitute Certificate of Deposit, Agent must indemnify (at no cost to NAI) the applicable Deposit Taker against any liability on the Certificate of Deposit destroyed, lost or stolen, and Agent shall furnish to the Deposit Taker an affidavit of an officer of Agent setting forth the fact of destruction, loss or theft and confirming the status of Agent as holder of the Certificate of Deposit immediately prior to the destruction, loss or theft. If any Certificate of Deposit held by Agent shall become mutilated, the Deposit Taker that issued or caused to be issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in exchange and substitution for the mutilated Certificate of Deposit. Agent shall hold all Certificates of Deposit for the benefit of BNPLC and the Participants, subject to the pledge and security interest created hereby.

                      Section 5.5 Status of the Accounts Under the Reserve
               Requirement Regulations. Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that NAI and any Deposit Taker may enter into with respect to any Account....;

               (d) take such other steps as Agent may reasonably request to record, maintain, validate and perfect its pledge of and security interest in the Collateral; and

               (e) upon receipt of notice from Agent that an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Deposit Taker as Agent shall direct; provided, however, that in connection therewith Deposit Taker may require compliance by Agent with the provisions in Sections 5.4 and 5.5 of the Pledge Agreement for redemption of any outstanding Certificate of Deposit which evidences the Account.

        5. NAI and Agent agree that (a) the possession by Deposit Taker of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent under the Pledge Agreement pursuant to Section 9305, 8313 or 8213 of the UCC (as the case may be), and (b) notifications by Deposit Taker to other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Deposit Taker, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

        6. As contemplated by the Pledge Agreement, please acknowledge Deposit Taker's receipt of, and consent to, this notice and confirm the representations and agreements set forth in the Acknowledgment and Agreement attached hereto by executing the same and returning this letter to Agent. For your files, a copy of this letter is enclosed which you may retain. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.

                                       "AGENT"
                                       BNP Paribas


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       "NAI"
                                       Network Appliance, Inc.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                          ACKNOWLEDGMENT AND AGREEMENT
                                OF DEPOSIT TAKER



        Deposit Taker hereby acknowledges receipt of, and consents to, the above notice, acknowledges that it will hold the Collateral for Agent and as Agent's bailee, agrees to comply with the authorizations and directions set forth above and represents to and agrees with NAI and Agent as follows:

               (a) Deposit Taker is a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America. Deposit Taker is authorized to maintain deposit accounts for others through the Account Office specified in the above notice, and Deposit Taker will not move the accounts described in the above notice to other offices without the prior written authorization of Agent and NAI.

               (b) Deposit Taker has a combined capital, surplus and undivided profits of at least $500,000,000.

               (c) The information set forth above regarding the Account established by NAI with Deposit Taker is accurate. Such Account is currently open and Deposit Taker has no prior notice of any other pledge, security interest, Lien, adverse claim or interest in such Account.

               (d) Deposit Taker shall promptly notify NAI and Agent if the representations made by Deposit Taker above cease to be true and correct.

               (e) Deposit Taker shall not allow the withdrawal of funds from such Account by any Person other than Agent, or (ii) WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF AGENT, setoff or attempt to setoff any amount (including Secured Obligations owed to Deposit Taker, if any) against any Collateral held from time to time by Deposit Taker.

                                       [                                       ]
                                        ---------------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:
                                             -----------------------------------

                                       [Date]

                                     ANNEX 1
                         TO NOTICE OF SECURITY INTEREST


                             CERTIFICATE OF DEPOSIT


                                 (No. _________)


                               [---------, -----]

[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



PAYABLE TO
THE ORDER OF:         BNP PARIBAS, as Agent under the Pledge Agreement
                      (Phase IV-Improvements) dated as of October 2, 2000, among
                      Network Appliance, Inc., BNP Leasing Corporation, BNP
                      Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement
                      (Phase IV-Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

                                                                      Dollars
--------------------------------------------------------------------------------
in current funds, without interest, seven days after presentment of this certificate properly endorsed.

        The bank issuing this certificate acknowledges and certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.




                                       -----------------------------------------
                                                Authorized Signature

                                  ATTACHMENT 4

                               TO PLEDGE AGREEMENT

                           NOTICE OF SECURITY INTEREST

                               [__________, 20__]



[Name of Deposit Taker]
[Address of Deposit Taker]

        1. Reference is made to the Pledge Agreement (Phase IV - Improvements) (the "PLEDGE AGREEMENT") dated as of October 2, 2000 among Network Appliance, Inc. ("NAI"), BNP Leasing Corporation ("BNPLC"), BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "PARTICIPANTS") and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"). Unless otherwise defined herein, all capitalized terms used in this Notice have the respective meanings given to those terms in the Pledge Agreement.

        2. NAI has informed Agent that NAI has established with the addressee of this Notice ("DEPOSIT TAKER") the following Account in the name of Agent to be maintained at the following Account Office:

                     Account               Account              Account
                       Type                 Office              Number
                 -----------------       -------------         ----------

                 Time Deposit
                                         -------------         ----------


NAI has further informed Agent that NAI intends to maintain Cash Collateral in such Account, and that to evidence such Account and the amount of Cash Collateral held therein from time to time, NAI has authorized Deposit Taker to issue Certificates of Deposit payable to the order of Agent as provided in the Pledge Agreement.

        3. NAI and Agent hereby notify Deposit Taker that, pursuant to the Pledge Agreement, NAI has granted to Agent, for the ratable benefit of BNPLC and the Participants as security for the Secured Obligations, a pledge of and security interest in all Accounts and other Collateral maintained by NAI with Deposit Taker, including the Account described in Section 2 above.

        4. In furtherance of such grant, NAI and Agent hereby authorize and direct Deposit Taker to:

               (a) hold all Collateral for Agent and as Agent's bailee, separate and apart from all other property and funds of NAI and all other Persons and to permit no other funds to be deposited or credited to the Account described above;

                (b) make a notation in its books and records of the interest of Agent in the Collateral and that the Account described above and all deposits therein or sums credited thereto are subject to a pledge and security interest in favor of Agent;

                (c) cause Certificates of Deposit evidencing such Account to be issued and redeemed, as directed by Agent in writing pursuant to this Notice and in accordance with Sections 5.4 and 5.5 of the Pledge Agreement, which provide as follows:

                        Section 5.4 Issuance and Redemption of Certificates of
                Deposit. Upon the receipt of any deposit of Cash Collateral from Agent, each Deposit Taker shall issue or cause to be issued a Certificate of Deposit evidencing the Account into which such deposit is made and deliver such Certificate of Deposit to (or upon the written direction of) Agent for the benefit of BNPLC and the Participants. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as [Annex 1 to this Notice of Security Interest]. When Cash Collateral is deposited into an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, and when any Unaffiliated Deposit Taker is expected to add interest to the principal balance of an Account that is already evidenced by an outstanding Certificate of Deposit held by Agent, Agent will surrender the outstanding Certificate of Deposit to the Deposit Taker that issued it and will direct in writing that Deposit Taker to issue or cause the issue of a new Certificate of Deposit in exchange, evidencing the total amount of Cash Collateral then in the Account after the deposit or the addition of the interest. A Deposit Taker that has issued or caused to be issued a Certificate of Deposit may require the surrender of the Certificate of Deposit as a condition to a withdrawal from the Account evidenced thereby, including any withdrawal required or permitted by this Agreement. Upon surrender of a Certificate of Deposit in connection with a withdrawal of less than all of the Cash Collateral in the Account evidenced thereby, the applicable Deposit Taker will concurrently issue or cause to be issued as directed in writing by the Agent a new Certificate of Deposit to Agent, evidencing the balance of the Cash Collateral remaining on deposit in the Account after the withdrawal. Notwithstanding the foregoing, if any Certificate of Deposit held by Agent shall be destroyed, lost or stolen, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in lieu of and in substitution for the Certificate of Deposit so destroyed, lost or stolen. However, as applicant for the substitute Certificate of Deposit, Agent must indemnify (at no cost to NAI) the applicable Deposit Taker against any liability on the Certificate of Deposit destroyed, lost or stolen, and Agent shall furnish to the Deposit Taker an affidavit of an officer of Agent setting forth the fact of destruction, loss or theft and confirming the status of Agent as holder of the Certificate of Deposit immediately prior to the destruction, loss or theft. If any Certificate of Deposit held by Agent shall become mutilated, the Deposit Taker that issued or caused to be issued the Certificate, upon the written request of Agent, shall issue or cause to be issued a new Certificate of Deposit to Agent in exchange and substitution for the mutilated Certificate of Deposit. Agent shall hold all Certificates of Deposit for the benefit of BNPLC and the Participants, subject to the pledge and security interest created hereby.

                        Section 5.5 Status of the Accounts Under the Reserve
                Requirement Regulations. Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that NAI and any Deposit Taker may enter into with respect to any Account....;

                (d) take such other steps, at the cost and expense of the Agent or NAI, as Agent may reasonably request to maintain, validate and perfect its pledge of and security interest in the Collateral; and

                (e) upon receipt of written notice from Agent that an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Deposit Taker as Agent shall direct; provided, however, that in connection therewith Agent shall comply with the provisions in Sections 5.4 and 5.5 of the Pledge Agreement for redemption of any outstanding Certificate of Deposit which evidences the Account.

        5. NAI and Agent agree that (a) the possession by Deposit Taker of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent under the Pledge Agreement pursuant to Section 9305, 8313 or 8213 of the UCC (as the case may be), and (b) notifications by Deposit Taker to other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Deposit Taker, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

        6. Concerning the Deposit Taker, Agent and NAI agree as follows:

                (a) Compensation

                        (i) Contemporaneously with the time of execution of this
                Notice, NAI or Agent is executing a separate fee schedule or agreement submitted by Deposit Taker, describing the fees NAI or Agent, as applicable, will pay to Deposit Taker for maintaining the Account as described herein.

                        (ii) Agent and NAI, jointly and severally, shall be
                liable for and shall reimburse and indemnify Deposit Taker and hold Deposit Taker harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Notice or being Deposit Taker hereunder (including but not limited to Losses incurred by Deposit Taker in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Deposit Taker to be indemnified for Losses caused by its gross negligence or willful misconduct.

                (b) Certain Rights of the Deposit Taker

                        (i) The duties, responsibilities and obligations of
                Deposit Taker shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Deposit Taker shall not be subject to, nor required to comply with, any other agreement between or among any or all of the other parties hereto or to which any such party is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Notice) from any party any entity acting on its behalf. Deposit Taker shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                        (ii) If at any time Deposit Taker is served with any
                judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Account (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Account), Deposit Taker is authorized to comply therewith as it or its legal counsel of its own choosing deems necessary; and if Deposit Taker complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Deposit Taker shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                        (iii) Deposit Taker shall not be liable for any action
                taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Deposit Taker be liable (x) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from Agent or any officer of Agent acting or purporting to act on behalf of Agent, (y) for any consequential, punitive or special damages,
                (z) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians.

                        (iv) Deposit Taker may consult with legal counsel as to
                any matter relating to this Notice, and Deposit Taker shall not incur any liability in acting in good faith in accordance with any advice from such counsel. All reasonable fees charged by such counsel in connection with any such consultation shall be subject to reimbursement by Agent and NAI pursuant to subparagraph 6(a)(ii) above.

                        (v) Deposit Taker shall not incur any liability for not
                performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Deposit Taker (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

                        (vi) Deposit Taker shall not be responsible in any
                respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                        (vii) In the event of any ambiguity or uncertainty
                hereunder or in any notice, instruction or other communication received by Deposit Taker hereunder, Deposit Taker may, in its sole discretion, refrain from taking any action other than retain possession of the Account, unless Deposit Taker receives written instructions, signed by Agent, which eliminates such ambiguity or uncertainty.

                (c)     Notices and Payment Instructions.

                        (i) Notices, instructions or other communications shall
                be in writing and shall be sent to the addresses set forth below by any of the following means: (A) personal service, with proof of delivery retained; (B) telecopy (if confirmed in writing sent by United States first class mail, return receipt requested); or
                (C) registered or certified first class mail, return receipt requested. Any party may change its address set forth below by notice given to the other parties in the manner described in this subparagraph.

                            Address of Agent:

                            BNP Paribas, San Francisco
                            180 Montgomery Street
                            San Francisco, California 94104
                            Attention: Gavin Holles
                            Telecopy: (415) 296-8954

                            And for any type of funding notices, with a copy to:


                            BNP Paribas, San Francisco
                            180 Montgomery Street
                            San Francisco, California 94104
                            Attention: Paggie Wong/Tom Kunz
                            Telecopy: (415) 956-4230

                            Address of NAI:

                            Network Appliance, Inc.
                            Attn: Leslie Paulides
                            2770 San Thomas Expressway
                            Santa Clara, CA 95051
                            Telecopy: (408) 367-3452

                            Address of Deposit Taker

                            The Bank of New York
                            Insurance Trust & Escrow - 21W
                            Attention: Sharon Young
                            101 Barclay Street
                            New York, New York 10286
                            Telecopy : (212) 815-7181

                        (ii) Notices to Deposit Taker shall be deemed to be
                given when actually received by Deposit Taker's Corporate Trust Department. Deposit Taker is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Agent or by a person or persons authorized by the Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Deposit Taker is open for business.

                        (iii) All funds to be deposited into the Account shall
                be paid in immediately available funds by wire transfer to:

                             -----------------
                             -----------------
                             -----------------
                             -----------------

                or in such other manner as Deposit Taker may designate in a notice to Agent and NAI.

                        (iv) All funds to paid from the Account by Deposit Taker
                to Agent shall be paid in immediately available funds by wire transfer to:

                             Federal Reserve Bank of New York
                             ABA 026007689 BNP Paribas
                             /BNP/ BNP San Francisco
                             /AC/ 14334000176
                             /Ref/ NAI Collateral Withdrawal

                (d)     Resignation and Removal

                        (i) Agent may remove Deposit Taker at any time by giving
                to NAI and to Deposit Taker thirty (30) calendar days' prior notice in writing signed by Agent. Deposit Taker may resign at any time by giving to Agent and NAI fifteen (15) calendar days' prior written notice thereof.

                        (ii) Upon the effective date of any removal or
                resignation of Deposit Taker, Agent must surrender any outstanding Certificate of Deposit that evidences the Account to Deposit Taker, whereupon Deposit Taker shall deliver the funds then held by it in the Account to Agent in accordance with payment instructions herein. Although Agent may be required by the Pledge Agreement to promptly distribute such funds to one or more successor Deposit Takers, Deposit Taker shall have no liability or responsibility whatsoever for the proper distribution of application by Agent of any such funds paid to Agent by Deposit Taker or for the designation or appointment of any successor Deposit Takers.

                        (iii) Upon delivery of the funds deposited in the
                Account to Agent as provided in the preceding subparagraph, Deposit Taker shall have no further duties, responsibilities or obligations hereunder.

        7.      NAI and Agent further agree with Deposit Taker as follows:

                (a) Governing Law. This Notice shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the parties hereto (i.e., Agent, NAI and Deposit Taker) hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere in the United States as Deposit Taker may select. Each of the parties hereto also hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each party hereto also waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

                (b) Amendment. Except as otherwise permitted herein, this Notice may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

                (c) Waiver. The rights and remedies conferred by this Notice upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

                (d) Representations and Warranties. Each party hereto hereby represents and warrants (a) that this Notice been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of the terms of this Notice by such party do not and will not violate any applicable law or regulation.

                (e) Unenforceability. The invalidity, illegality or unenforceability of any provision of this Notice shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

                (f) Entire Agreement. As between NAI and Agent, on the one hand, and Deposit Taker, on the other, this Notice (including the Acknowledgment and Agreement of Deposit Taker attached hereto and made a part hereof) shall constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements in regard thereto. As between NAI and Agent, however, nothing contained in this Notice will be construed to impair the rights of Agent under the Pledge Agreement.

                (g) Termination. This Notice shall terminate upon the distribution of all property from the Account as provided herein.

                (h) Counterparts. This Notice may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

                (i) Taxes. The Deposit Taker does not have any interest in the property deposited in the Account hereunder but is serving as the bailee of Agent only and having only possession thereof. Pursuant to subparagraph 6(a)(ii) above, Deposit Taker shall be entitled to be reimbursed and indemnified upon request for any transfer taxes or other taxes relating to the Accounts incurred in connection herewith. Any payments of income from the Account shall be subject to withholding regulations then in force with respect to United States taxes. The other parties hereto will provide the Deposit Taker with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Deposit Taker shall be responsible for income reporting only with respect to income earned on the Account and is not responsible for any other reporting.

                (j) Survival. The provisions of paragraphs 6(a) and 7(i) shall survive the termination of this Notice or the resignation or removal of the Deposit Taker.

        8. As contemplated by the Pledge Agreement, please acknowledge Deposit Taker's receipt of, and consent to, this notice and confirm the representations and agreements set forth in the Acknowledgment and Agreement attached hereto by executing the same and returning this letter to Agent. For your files, a copy of this letter is enclosed which you may retain. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.

                                                      "AGENT"
                                                      BNP Paribas

                                                      By:
                                                            --------------------
                                                      Name:
                                                            --------------------
                                                      Title:
                                                            --------------------


                                                      "NAI"
                                                      Network Appliance, Inc.

                                                      By:
                                                            --------------------
                                                      Name:
                                                            --------------------
                                                      Title:
                                                            --------------------

                          ACKNOWLEDGMENT AND AGREEMENT
                                OF DEPOSIT TAKER



        Deposit Taker hereby acknowledges receipt of, and consents to, the above notice, acknowledges that it will hold the Collateral for Agent and as Agent's bailee, agrees to comply with the authorizations and directions set forth above and represents to and agrees with NAI and Agent as follows:

                (a) Deposit Taker is a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America. Deposit Taker is authorized to maintain deposit accounts for others through the Account Office specified in the above notice, and Deposit Taker will not move the accounts described in the above notice to other offices without the prior written authorization of Agent and NAI.

                (b) Deposit Taker has a combined capital, surplus and undivided profits of at least $500,000,000.

                (c) The information set forth above regarding the Account established by NAI with Deposit Taker is accurate. Such Account is currently open and Deposit Taker has no prior notice of any other pledge, security interest, Lien, adverse claim or interest in such Account.

                (d) Deposit Taker shall promptly notify NAI and Agent if the representations made by Deposit Taker above cease to be true and correct.

                (e) Deposit Taker shall not allow the withdrawal of funds from such Account by any Person other than Agent, or (ii) WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF AGENT, setoff or attempt to setoff any amount (including Secured Obligations owed to Deposit Taker, if any) against any Collateral held from time to time by Deposit Taker.

        Deposit Taker further agrees that the Account described in the foregoing Notice of Security Agreement will bear interest at the rate or rates specified by Deposit Taker in the Certificates of Deposit it from time to time issues or cause to be issued to evidence such Account. The rate or rates specified by Deposit Taker in the Certificates of Deposit issued by it will be established as follows:

[DESCRIBE HOW RATES FOR CD'S WILL BE ESTABLISHED. THESE WILL BE THE RATES USED TO "FILL IN THE BLANK" FOR THE INTEREST RATE PROVISION OF EACH CERTIFICATE OF DEPOSIT.]

        All accrued unpaid interest earned on the Account will be added to the principal balance of the Account on the first Business Day of each calendar month. If for any reason Agent shall withdraw or be paid all principal in the Account on a day other than the first Business Day of any calendar month, then any accrued, unpaid interest on the Account to the date of such withdrawal or payment will also be paid to Agent by Deposit Taker on the date of such withdrawal or payment.

                                        [                                      ]
                                         ---------------------------------------

                                        By:
                                             -----------------------------------
                                               Name:
                                               Title:
                                                       -------------------------

                                        [Date]

                                     ANNEX 1
                         TO NOTICE OF SECURITY INTEREST


                             CERTIFICATE OF DEPOSIT


                                 (No. _________)


                               [_________, _____]

[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



PAYABLE TO
THE ORDER OF:           BNP PARIBAS, as Agent under the Pledge Agreement (Phase
                        IV-Improvements) dated as of October 2, 2000, among Network Appliance, Inc., BNP Leasing Corporation, BNP
                        Paribas and any other financial institutions which are from time to time Participants under such Pledge
                        Agreement (Phase IV-Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

                                                                         Dollars
---------------------------------------------------------------------- ---------
in current funds, with interest as provided below, upon the first business day that is at least seven days after presentment of this certificate properly endorsed.


        Interest will accrue on the deposit evidenced by this certificate from the date first written above to the first business day of the first calendar month after the date first written above at the rate of _____ percent (___%) per annum.

        The bank issuing this certificate acknowledges and certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.


                                          --------------------------------------
                                                   Authorized Signature

                                  ATTACHMENT 5
                               TO PLEDGE AGREEMENT

                        EXAMPLES OF CALCULATIONS REQUIRED
                         TO AVOID A COLLATERAL IMBALANCE

        The examples below are provided to illustrate the calculations required for allocations of Cash Collateral in a manner that will avoid a Collateral Imbalance. The examples are not intended to reflect actual numbers under this Agreement or actual Percentages of BNPLC or any of the Participants; nor are the examples intended to provide a formula for the allocations that would be appropriate in every case.

                                  EXAMPLE NO. 1

Assumptions:

1. Two Participants ("Participant A" and "Participant B") are parties to the Participation Agreement with BNPLC. Participant A's Percentage is 50% and Participant B's Percentage is 45%, leaving BNPLC with a Percentage of 5%.

2. On the Base Rent Commencement Date (All Buildings), Funding Advances (including those to cover Carrying Costs under the Improvements Lease) totaled $12,000,000, resulting in a Stipulated Loss Value of $12,000,000, allocable as follows:

        A    BNPLC's Parent (providing BNPLC's share) (5%).........................$600,000
        B    Participant A (50%)..................................................6,000,000
        C    Participant B (45%)..................................................5,400,000
                                                                                 ----------
        TOTAL ..................................................................$12,000,000

3. The Minimum Collateral Value on the Base Rent Commencement Date (All Buildings) was $12,000,000 (reflecting a Collateral Percentage of 100% times Stipulated Loss Value).

4. On the Base Rent Commencement Date (All Buildings), NAI had delivered to Agent Cash Collateral of $12,000,000, equal to the Minimum Collateral Value, as required by Section 5.1 of this Agreement.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the $12,000,000 to the Deposit Takers for BNPLC and the Participants as follows:

        A.   BNPLC's Deposit Taker (5% of Minimum Collateral Value)..........................$600,000
        B.   Participant A's Deposit Taker (50% of Minimum Collateral Value)...............$6,000,000
        C.   Participant B's  Deposit Taker (45% of Minimum Collateral Value)..............$5,400,000
                                                                                           ----------
        TOTAL ............................................................................$12,000,000

                                  EXAMPLE NO. 2

Assumptions: Assume the same facts as in Example No. 1, and in addition assume that:

1. Effective as of the first Base Rent Date, a new Participant approved by NAI ("Participant C") became a party to this Agreement and the Participation Agreement, taking a Percentage of 20%. Simultaneously, Participant A and Participant B entered into supplements to the Participation Agreement which reduced their Percentages to 40% and 35%, respectively.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPLC and the Participants with the following amounts:

        A.   BNPLC's Deposit Taker (5% of Minimum Collateral Value)..........................$600,000
        B.   Participant A's Deposit Taker (40% of Minimum Collateral Value).............. $4,800,000
        C.   Participant B's Deposit Taker (35% of Minimum Collateral Value).............. $4,200,000
        D.   Participant C's  Deposit Taker (20% of Minimum Collateral Value ............. $2,400,000
                                                                                           ----------
        TOTAL ............................................................................$12,000,000

                                  ATTACHMENT 6
                               TO PLEDGE AGREEMENT


                         NOTICE OF NAI'S REQUIREMENT TO
                         WITHDRAW EXCESS CASH COLLATERAL


                                [________, _____]

BNP Paribas
[address of BNP]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, NAI requires you to withdraw from the Accounts and return to NAI the following amount:

               ____________________________ Dollars ($__________)


on the following date:

                                __________, ____


        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that:

        1. Your withdrawal and delivery of the amount specified above to NAI will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value. After giving effect to such withdrawal, the Collateral remaining in the Accounts maintained by the Deposit Takers will be:

               ____________________________ Dollars ($__________),

and the Minimum Collateral Value on the date specified above will equal:

               ____________________________ Dollars ($__________).

Such Minimum Collateral Value equals the Collateral Percentage of:

                           __________ percent (___%),

times the Stipulated Loss Value of:

               ____________________________ Dollars ($__________).

        2. NAI is giving this notice to you, BNPLC and the Participants at least ten days prior to the Base Rent Date specified above.

        3. No Default or Event of Default has occurred and is continuing as of the date of this notice, and NAI does not anticipate that any Default or Event of Default will have occurred and be continuing on the date upon which the withdrawal is required.

        4. NAI agrees that you may determine the Accounts from which to make any withdrawal required by NAI pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

NOTE: YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE STATEMENTS ABOVE ARE NOT CORRECT OR IF THE DATE FOR WITHDRAWAL SPECIFIED ABOVE IS LESS THAN TEN DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY NAI IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts NAI believes you must withdraw from each Account to avoid a Collateral Imbalance.

                                       Network Appliance, Inc.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[cc BNPLC and all Participants]

                                     Annex 1
                        TO NAI'S NOTICE OF REQUIREMENT TO
                         WITHDRAW CASH EXCESS COLLATERAL

                               [_________, _____]

Deposit Takers on the
Attached Distribution List

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, NAI requires you to withdraw from the Accounts and return to NAI the amounts listed below on the following date:

                                __________, ____



        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:

      Deposit Taker                                 Account No.                          Amount
1.____________________                    _________________________________        $__________________

2.____________________                    _________________________________        $__________________

3.____________________                    _________________________________        $__________________

4.____________________                    _________________________________        $__________________

                                          TOTAL WITHDRAWALS:                       $__________________

                                          BNP Paribas, AS AGENT

                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

[cc BNPLC and NAI]

                                  ATTACHMENT 7
                               TO PLEDGE AGREEMENT

                         NOTICE OF NAI'S REQUIREMENT OF
                         DIRECT PAYMENTS TO PARTICIPANTS

                               [_________, _____]

BNP Paribas
[address of BNP]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, NAI requires you to withdraw from the Accounts and pay directly to Participants (in proportion to their respective Percentages) the following amount:

                   ________________________ Dollars ($_______)

on the following date (which, NAI acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):

                                __________, ____

        The amount specified above equals the following percentage (equal to the aggregate of all Participant's Percentages):

                           __________ percent (___%),

times the total of all Cash Collateral presently pledged under the Pledge
Agreement:

               ____________________________ Dollars ($__________).

        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that NAI is giving this notice to you, BNPLC and the Participants at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to

Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts NAI believes you must withdraw from each Account to comply with subsection 6.2.2 of the Pledge Agreement.

                                        Network Appliance, Inc.
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

[cc BNPLC and all Participants]

                                     Annex 1
                        TO NAI'S NOTICE OF REQUIREMENT TO
                          WITHDRAW CASH COLLATERAL FOR
                         DIRECT PAYMENTS TO PARTICIPANTS

                               [_________, _____]

Deposit Takers on the
Attached Distribution List

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, NAI requires Agent to withdraw from the Accounts and pay to the Participants (in proportion to their respective Percentages) the amounts listed below on the following date:

                                __________, ____

        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:

      Deposit Taker                                 Account No.                          Amount
1.______________________                  _________________________________        $__________________

2.______________________                  _________________________________        $__________________

3.______________________                  _________________________________        $__________________

4.______________________                  _________________________________        $__________________

                                          TOTAL WITHDRAWALS:                       $__________________


                                          BNP Paribas, AS AGENT

                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

[cc BNPLC and NAI]

                                  ATTACHMENT 8
                               TO PLEDGE AGREEMENT

                         NOTICE OF NAI'S REQUIREMENT OF
                             DIRECT PAYMENT TO BNPLC



                               [_________, _____]

BNP Paribas
[address of BNP]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, NAI requires you to withdraw from the Account maintained by the Deposit Taker and pay directly to BNPLC on behalf of NAI as a payment required by the Purchase Agreement the following amount:

                   ________________________ Dollars ($_______)

on the following date (which, NAI acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):

                                __________, ____

        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that NAI is giving this notice to you and BNPLC at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Taker seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Taker for BNPLC to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts NAI believes you must withdraw from each Account to comply with Section
6.3 of the Pledge Agreement.

                                       Network Appliance, Inc.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[cc BNPLC]

                                     ANNEX 1
                        TO NAI'S NOTICE OF REQUIREMENT OF
                             DIRECT PAYMENT TO BNPLC

                               [_________, _____]

[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, NAI requires Agent to withdraw from the Accounts maintained by you, as Deposit Taker for BNPLC, the sum of:

                   ________________________ Dollars ($_______)

        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Account maintained by you as Deposit Taker for BNPLC, and with this letter the undersigned is presenting Certificate(s) of Deposit as required in connection with such withdrawal:

                              BNP PARIBAS, AS AGENT

                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

[cc BNPLC and NAI]

                                  ATTACHMENT 9
                               TO PLEDGE AGREEMENT

                   NOTICE OF NAI'S REQUIREMENT OF A WITHDRAWAL
                             OF CASH COLLATERAL FROM
                          A DISQUALIFIED DEPOSIT TAKER



                               [_________, _____]

BNP Paribas
[address of BNP]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, NAI requires you to withdraw from the following Account maintained by the following Deposit Taker:

        Deposit Taker                     Account No.
 ____________________________          ___________________

 ____________________________          ___________________

Cash Collateral in the following amount:

                   ________________________ Dollars ($_______)

and to deposit such Cash Collateral with other Deposit Takers who are not Disqualified Deposit Takers no later than ten days after the date upon which you receive this notice.

        To assure you that NAI has the right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that the Deposit Taker specified above has become a Disqualified Deposit Taker because it no longer satisfies the requirements listed in Section 4.1 of the Pledge Agreement. Specifically, such Deposit Taker no longer satisfies the following requirements:

[NAI MUST INSERT HERE A DESCRIPTION OF WHICH REQUIREMENTS THE DEPOSIT TAKER NO LONGER SATISFIES AND HOW NAI HAS DETERMINED THAT THE REQUIREMENTS ARE NO LONGER SATISFIED, ALL IN SUFFICIENT DETAIL TO

PERMIT THE PARTICIPANT FOR WHOM SUCH DEPOSIT TAKER HAS BEEN MAINTAINING AN ACCOUNT TO RESPOND IF IT BELIEVES THAT NAI IS IN ERROR.]

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to the Deposit Taker specified above seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to such Deposit Taker to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amount NAI believes you must withdraw to comply with Section
6.4 of the Pledge Agreement.

                                       Network Appliance, Inc.
                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[cc BNPLC]

                                     ANNEX 1
                 TO NAI'S NOTICE OF REQUIREMENT OF A WITHDRAWAL
                             OF CASH COLLATERAL FROM
                          A DISQUALIFIED DEPOSIT TAKER

                               [_________, _____]

[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]

        Re: Pledge Agreement (Phase IV - Improvements) dated as of October 2, 2000 among Network Appliance, Inc., BNP Leasing Corporation, BNP Paribas and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase IV
                - Improvements) and BNP Paribas, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase IV - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, NAI requires Agent to withdraw from the Accounts maintained by you, as Deposit Taker for BNPLC, the sum of:

                   ________________________ Dollars ($_______)

        Accordingly, on such date, the undersigned intends to withdraw such amount from the Account maintained by you as Deposit Taker (Account No. ________), and with this letter the undersigned is presenting Certificate(s) of Deposit as required in connection with such withdrawal:

                                  BNP PARIBAS, AS AGENT

                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

[cc BNPLC and NAI]



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

                                   Schedule 1

                   Financial Covenants and Negative Covenants

        This Schedule 1 is attached to and made a part of (a) the Lease Agreement (Phase IV - Improvements) (the "IMPROVEMENTS LEASE") dated to be effective as of October 2, 2000 (the "EFFECTIVE DATE"), between BNP Leasing Corporation, a Delaware corporation ("BNPLC") and Network Appliance, Inc., a California corporation ("NAI"), (b) the Lease Agreement (Phase IV - Land) (the "LAND LEASE" and, together with the Improvements Lease, the "LEASES") dated to be effective as of the Effective Date, between BNPLC and NAI, (c) the Pledge Agreement (Phase IV - Improvements) (the "PLEDGE AGREEMENT (IMPROVEMENTS)") dated to be effective as of the Effective Date, among BNPLC, NAI, and BNP Paribas, as a Participant and as agent for any financial institutions that become Participants thereunder from time to time, and (d) the Pledge Agreement (Phase IV - Land) (collectively with the Pledge Agreement (Improvements), the "PLEDGE AGREEMENTS") dated to be effective as of the Effective Date, among BNPLC, NAI, and BNP Paribas, as a Participant and as agent for any financial institutions that become Participants thereunder from time to time.

                             PART I - DEFINED TERMS

        In this Schedule 1, capitalized terms used but not defined herein shall have the meaning assigned to them in the Leases or the Common Definitions and Provisions Agreements referenced in the Leases; and the following capitalized terms shall have the following meanings:

        "ADJUSTED NET INCOME" means, for any fiscal period of NAI, the aggregate net income earned (or net losses incurred) during such period by NAI and its Subsidiaries (determined on a consolidated basis), plus any Permitted Non-Cash Charges deducted in determining such net income (or net loss).

        "ADJUSTED EBIT" means, for any accounting period, net income (or net loss) of NAI and its Subsidiaries (determined on a consolidated basis), plus the amounts (if any) which, in the determination of net income (or net loss) for such period, have been deducted for (a) interest expense,
        (b) income tax expense (c) rent expense under leases of property, and
        (d) Permitted Non-Cash Charges.

        "CONSOLIDATED TANGIBLE NET WORTH" means the excess of (1) the total assets, other than Intangible Assets, of NAI and its Subsidiaries (determined on a consolidated basis) over (2) the total liabilities of NAI and its Subsidiaries (determined on a consolidated basis).

        "DEBT" as used in this Exhibit shall have the meaning assigned to it in the Common Definitions and Provisions Agreements, where "Debt" of any Person is defined to mean (without duplication of any item): (a) indebtedness of such Person for borrowed money; (b) indebtedness of such Person for the deferred purchase price of property or services (except trade payables and accrued expenses constituting current liabilities in the ordinary course of business); (c) the face amount of any outstanding letters of credit issued for the account of such Person; (d) obligations of such Person arising under acceptance facilities; (e) guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person to purchase, to provide funds for payment, to provide funds to invest in any Person, or otherwise to assure a creditor against loss; (f) obligations of others secured by any Lien on property of such Person; (g) obligations of such



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

        Person as lessee under Capital Leases; and (h) the obligations of such Person, contingent or otherwise, under any lease of property or related documents (including a separate purchase agreement) which provide that such Person or any of its Affiliates must purchase or cause another Person to purchase any interest in the leased property and thereby guarantee a minimum residual value of the leased property to the lessor. For purposes of this definition, the amount of the obligations described in clause (h) of the preceding sentence with respect to any lease classified according to GAAP as an "operating lease," shall equal the sum of (1) the present value of rentals and other minimum lease payments required in connection with such lease [calculated in accordance with SFAS 13 and other GAAP relevant to the determination of the whether such lease must be accounted for as an operating lease or capital lease], plus (2) the fair value of the property covered by the lease; provided, however, that such amount shall not exceed the price, as of the date a determination of Debt is required hereunder, for which the lessee can purchase the leased property pursuant to any valid ongoing purchase option if, upon such a purchase, the lessee shall be excused from paying rentals or other minimum lease payments that would otherwise accrue after the purchase.

        "FIXED CHARGES" means, for any accounting period, the sum (without duplication of any item) of the following charges or costs incurred or paid by NAI and its Subsidiaries (determined on a consolidated basis):
        (a) gross interest expense, plus (b) amortization of principal or debt discount in respect of all Debt during such period, plus (c) rent payable under all leases of property during such period, plus (d) taxes payable during such period.

        "INTANGIBLE ASSETS" means assets of NAI and its Subsidiaries (determined on a consolidated basis) that are properly classified as "INTANGIBLE ASSETS" in accordance with GAAP and, in any event, shall include goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, and deferred charges (other than prepaid insurance, prepaid taxes and current deferred taxes to the extent any such prepaid or deferred items are classified on the balance sheet of NAI and its consolidated Subsidiaries as current assets in accordance with GAAP and with the concurrence of NAI's independent public accountants).

        "PERMITTED NON-CASH CHARGES" means the amounts (if any) which, in the determination of net income (or net loss) for any relevant fiscal period, have been deducted by NAI or its Subsidiaries for non-cash charges made to write down goodwill or research and development costs in connection with acquisitions permitted by this Schedule 1.

        "QUICK RATIO" means the ratio of:

                        (A) the sum (without duplication of any item) of the
                following assets of NAI and its Subsidiaries (determined on a consolidated basis): Collateral delivered and pledged under the Pledge Agreements in accordance with the requirements thereof (if any); plus unencumbered cash; plus unencumbered short term cash investments; plus other unencumbered marketable securities which are classified as short term investments in accordance with GAAP; plus unencumbered accounts receivable, computed net of reserves for uncollectible amounts as determined in accordance with GAAP, to

                        (B) the sum (without duplication of any item) of (1) all
                liabilities of NAI and its Subsidiaries (determined on a consolidated basis) treated as current liabilities in accordance with

        GAAP, plus (2) other obligations included in total Debt of NAI and its Subsidiaries (determined on a consolidated basis), the payment of which is due on demand or will become due within one year after the date on which the applicable determination of Quick Ratio is required hereunder.

"ROLLING FOUR QUARTER PERIOD" means a period of four consecutive fiscal quarters of NAI, the last of which quarters ends after December 31, 1999.

                PART II - FINANCIAL COVENANTS FOR LEASE AGREEMENT

NAI covenants that it shall not at any time suffer or permit:

1. Minimum Unencumbered Cash and Cash Equivalents. The sum (without duplication of any item) of the unrestricted cash, Collateral delivered and pledged under the Pledge Agreements in accordance with the requirements thereof (if any), unencumbered short term cash investments and unencumbered marketable securities classified as short term investments according to GAAP of NAI and its Subsidiaries (determined on a consolidated basis) to be less than total Debt of NAI and its Subsidiaries (determined on a consolidated basis).

2. Minimum Tangible Net Worth. Consolidated Tangible Net Worth to be less than the sum of: (a) ninety percent of the Consolidated Tangible Net Worth as of October 30, 1998; plus (b) seventy-five percent of NAI's net income (computed without deduction for net losses in any fiscal quarter) earned in each fiscal quarter since October 30, 1998; plus (c) one-hundred percent of the net proceeds of sales of stock in NAI or its Subsidiaries (other than sales to NAI or its Subsidiaries) after October 30, 1998; less (d) Permitted Non-Cash Charges for any period after October 30, 1998.

3.      Minimum Quick Ratio. The Quick Ratio to be less than 1.50 to 1.00.

4. Minimum Fixed Charge Coverage. The ratio of (a) Adjusted EBIT for any Rolling Four Quarter Period to (b) Fixed Charges for the same Rolling Four Quarter Period, to be less than 1.50 to 1.00.

5. Minimum Profitability. Adjusted Net Income to be less than $1.00 in more than one fiscal quarter of any Rolling Four Quarter Period.

6. Maximum Leverage Ratio. the ratio of (a) total Debt of NAI and its Subsidiaries (determined on a consolidated basis) at the end of any Rolling Four Quarter Period to (b) the Adjusted EBIT for the same Four Quarter Rolling Period, to exceed 3.00 to 1.00.

                           PART III - OTHER COVENANTS

Without limiting NAI's obligations under the other provisions of the Operative Documents, during the Term, NAI shall not, without the prior written consent of BNPLC in each case:

        A. Liens. Create, incur, assume or suffer to exist, or permit any of its Consolidated Subsidiaries to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, provided that the following shall be permitted except to the extent that they would encumber any interest in the Property in violation of other provisions of the Operative Documents:



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

                1. Liens for taxes or assessments or other government charges or levies if not yet due and payable or if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

                2. Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

                3. Liens under workmen's compensation, unemployment insurance, social security or similar laws (other than ERISA);

                4. Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                5. judgment and other similar Liens against assets other than the Property or any part thereof in an aggregate amount not in excess of $3,000,000 arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings;

                6. easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by NAI or any such Consolidated Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

                7. Liens securing obligations of such a Consolidated Subsidiary to NAI or to another such Consolidated Subsidiary;

                8. Liens not otherwise permitted by this subparagraph A (and not encumbering the Property or any Collateral) incurred in connection with the incurrence of additional Debt or asserted to secure Unfunded Benefit Liabilities, provided that (a) the sum of the aggregate principal amount of all outstanding obligations secured by Liens incurred pursuant to this clause shall not at any time exceed five percent (5%) of Consolidated Tangible Net Worth at such time; and (b) such Liens do not constitute Liens against NAI's interest in any material Subsidiary or blanket Liens against all or substantially all of the inventory, receivables, general intangibles or equipment of NAI or of any material Subsidiary of NAI (for purposes of this clause, a "material Subsidiary" means any subsidiary whose assets represent a substantial part of the total assets of NAI and its Subsidiaries, determined on a consolidated basis in accordance with GAAP); and

                9. Liens incurred in connection with any renewals, extensions or refundings of any Debt secured by Liens described in the preceding clauses of this subparagraph A, provided that there is no increase in the aggregate principal amount of Debt secured thereby from that which was outstanding as of the date of such renewal, extension or refunding and no additional property is encumbered.

        B. Transactions with Affiliates. Enter into or permit any Subsidiary of NAI to enter into any material transactions (including, without limitation, the purchase, sale or exchange of property or the rendering of any service) with any Affiliates of NAI except on terms (1) that would not cause or result in a Default by NAI under the financial covenants set forth in Part II of this Schedule, and (2) that are no less favorable to NAI or the relevant Subsidiary than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

        C. Compliance. Fail to preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; or fail to comply with the provisions of all documents pursuant to which NAI is organized and/or which govern NAI's continued existence and with the requirements of all laws, rules, regulations and orders of a governmental agency applicable to NAI and/or its business.

        D. Insurance. Fail to maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to that of NAI, including but not limited to fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance carried with companies and in amounts satisfactory to BNPLC, or fail to deliver to BNPLC from time to time at BNPLC's request schedules setting forth all insurance then in effect.

        E. Facilities. Fail to keep all properties useful or necessary to NAI's business in good repair and condition, or to from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

        F. Taxes and Other Liabilities. Fail to pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as NAI may in good faith contest or as to which a bona fide dispute may arise, and (b) for which NAI has made provisions, to BNPLC's satisfaction, for eventual payment thereof in the event that NAI is obligated to make such payment.

        G. Capital Expenditures. Make any additional investment in fixed assets in any fiscal year in excess of an aggregate of twenty percent (20%) of NAI's total assets as of the end of the prior fiscal year.

        H. Merger, Consolidation, Transfer of Assets. Merge into or consolidate with any other entity (unless NAI is the surviving entity and remains in compliance of all provisions of the Operative Documents); or make any substantial change in the nature of NAI's business as conducted as of the date hereof; or sell, lease, transfer or otherwise dispose of all or a substantial or material portion of NAI's assets except in the ordinary course of its business.

        I. Loans, Advances, Investments. Make any loans or advances to or investments in any person or entity, except (a) any of the foregoing existing as of, and disclosed to BNPLC prior to, the date hereof, (b) loans to employees for travel advances, relocation loans and other loans in the ordinary course of business, (c) investments in accordance with NAI's investment policy, as in effect from time to time, (d) existing investments in subsidiaries and joint ventures which have been disclosed to BNPLC in writing prior to the date hereof, and new investments in subsidiaries and joint ventures in amounts up to an aggregated of $10,000,000.00, (e) loans to employees, officers, directors to finance or refinance the purchase of equity securities of NAI.

        J. Dividends, Distributions. Declare or pay any dividend or distribution either in cash, stock or any other property on NAI's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of NAI's stock now or hereafter outstanding.



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